EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

     Mortgage Loan Purchase Agreement, dated as of November 1, 1997 (the "Agreement"), between Lehman Brothers Holdings Inc. (the "Seller") and First Union Commercial Mortgage Securities, Inc. (the "Purchaser").

     The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "LBHI Mortgage Loans") as provided herein. The Purchaser intends to deposit them, together with the First Union Mortgage Loans (as defined below), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1997 (the "Cut-off Date"), among the Purchaser as depositor, First Union National Bank as master servicer (in such capacity, the "Master Servicer"), CRIIMI MAE Services Limited Partnership as special servicer (in such capacity, the "Special Servicer"), LASALLE NATIONAL BANK as trustee (the "Trustee") and ABN AMRO Bank N.V. as fiscal agent (the "Fiscal Agent"). Concurrently with the purchase of Mortgage Loans pursuant to this Agreement, the Purchaser will also purchase multifamily and commercial mortgage loans pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 1997, between First Union National Bank and the Purchaser (the "First Union Agreement"). Such mortgage loans (the "First Union Mortgage Loans") will likewise be deposited into the Trust Fund. Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement.

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1. Agreement to Purchase.

     (a) The Seller agrees to sell, and the Purchaser agrees to purchase, the LBHI Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The LBHI Mortgage Loans will have an aggregate principal balance of $1,097,817,189.31 (the "LBHI Balance") as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date whether or not received. The LBHI Balance and the First Union Balance (as defined in the First Union Agreement) together equal an aggregate principal


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balance (the "Initial Pool Balance") of $2,203,502,325. The purchase and sale of the LBHI Mortgage Loans shall take place on November 25, 1997 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the LBHI Mortgage Loans shall consist of (A) a cash amount equal to 100% of the LBHI Balance, plus (B) interest accrued on each LBHI Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

     The Purchaser will assign to the Trustee, all of its right, title and interest in and to the LBHI Mortgage Loans.

SECTION 2. Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the LBHI Mortgage Loans identified on the Mortgage Loan Schedule as of such date other than (i) the primary servicing rights, and (ii) with respect to the Mortgage Loan bearing loan number 55, all payments with respect to the interest to accrue in excess of 7.50%. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

     (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the LBHI Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the LBHI Mortgage Loans due on or before the Cut-off Date), shall belong to, and be promptly remitted to, the Seller.

     (c) The Seller hereby represents and warrants that it has, on behalf of the Purchaser, delivered to the Trustee, the documents and instruments specified below with respect to each LBHI Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall, except as otherwise disclosed on Exhibit B hereto, contain the following documents:

          (i) the original executed Mortgage Note, endorsed (without recourse, representation or warranty,

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               express or implied) to the order of LASALLE NATIONAL BANK, as trustee for the registered holders of the First Union-Lehman Brothers Commercial Mortgage Trust II, Commercial Mortgage Pass-Through Certificates, Series 1997-C2;

          (ii) an original or copy of the Mortgage and of any intervening assignments thereof, in each case with evidence of recording indicated thereon;

         (iii) an original or copy of any related Assignment of Leases and of any intervening assignments thereof (with recording information indicated thereon), if such item is a document separate from the Mortgage;

          (iv) an original executed assignment of the Mortgage, any related Assignment of Leases (if such item is a document separate from the Mortgage), and any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of LASALLE NATIONAL BANK, as trustee for the registered holders of the First Union-Lehman Brothers Commercial Mortgage Trust II, Commercial Mortgage Pass-Through Certificates, Series 1997-C2, in recordable form;

          (v) an original assignment of all unrecorded documents relating to the Mortgage Loan in favor of LASALLE NATIONAL BANK, as trustee for the registered holders of the First Union-Lehman Brothers Commercial Mortgage Trust II, Commercial Mortgage Pass-Through Certificates, Series 1997-C2;

          (vi) originals or copies of any written modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified;

         (vii) the original or a copy of the policy or certificate of lender's title insurance issued on the date of the origination of such Mortgage Loan, or, if such policy has not been issued, an irrevocable, binding commitment to issue such title insurance policy; and

        (viii) filed copies (with evidence of filing) of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such

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               UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC-2 or UCC-3, as appropriate, in favor of LASALLE NATIONAL BANK, as trustee for the registered holders of the First Union-Lehman Brothers Commercial Mortgage Trust II, Commercial Mortgage Pass-Through Certificates, Series 1997-C2.

          (d) Within 30 days following the Closing Date, the Purchaser shall submit or cause to be submitted for recordation or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, each assignment of Mortgage and each assignment of Assignment of Leases referred to in clauses
     (iv) and (v) of subsection (c) above and each UCC-2 and UCC-3 in favor of and delivered to the Trustee constituting part of the Mortgage File. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Purchaser or its designee.

          (e) All documents and records relating to the LBHI Mortgage Loans and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

SECTION 3. Representations, Warranties and Covenants of Seller.

     (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

          (i) The Seller is a corporation validly existing under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization,


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     moratorium and other laws affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), or by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws.

          (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's Certificate of Incorporation or By-Laws,
     (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

          (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement.

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement and no bulk sale law applies to such transactions.

          (vi) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and

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     adversely affect the performance by the Seller of its obligations under this Agreement.

          (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the LBHI Mortgage Loans to the Purchaser as a sale of the LBHI Mortgage Loans to the Purchaser in exchange for consideration consisting of (A) a cash amount equal to 100% of the LBHI Balance, plus (B) interest accrued on each LBHI Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date. The consideration received by the Seller upon the sale of the LBHI Mortgage Loans to the Purchaser will constitute reasonably equivalent value and fair consideration for the LBHI Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the LBHI Mortgage Loans to the Purchaser. The Seller is not selling the LBHI Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

     (b) The Seller hereby makes the representations and warranties contained in
Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each LBHI Mortgage Loan. References in such representations and warranties to "Mortgage Loan" and "Mortgage Loans" shall be deemed to mean "LBHI Mortgage Loan" and "LBHI Mortgage Loans," respectively.

     (c) If the Seller receives notice of a Document Defect or a Breach relating to an LBHI Mortgage Loan (the "Defect/Breach Notice"), then the Seller shall within 90 days after its receipt of the Defect/Breach Notice (or in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days of any party discovering such Document Defect or Breach) (i) cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of any Additional Trust Fund Expenses associated therewith, or
(ii) repurchase the affected LBHI Mortgage Loan (or the related Mortgaged Property) from the Trustee pursuant to the Pooling and Servicing Agreement, at a price equal to the Purchase Price; provided, however, that if such Document Defect or Breach is capable of being cured but not within such 90-day period, such Document Defect would not prevent the Mortgage Loan from being treated as a "qualified mortgage" within the meaning of the REMIC Provisions and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, in the event of a failure to so cure, to complete such repurchase); and provided, further, that with respect to such additional 90-day period the Seller shall have

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delivered an Officer's Certificate to the Trustee setting forth the reason such
Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such breach will be cured within the additional 90-day period. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in clause (xii) of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

     (d) If upon the second anniversary of the Closing Date the Seller receives notice that exceptions remain outstanding with respect to any Mortgage Loan, pursuant to Section 2.02(b) of the Pooling and Servicing Agreement, the Seller shall, within 90 days of such anniversary: (i) cure such exception, (ii) repurchase the affected Mortgage Loan, or (iii) deliver to the Trustee an Opinion of Counsel to the effect that such defect does not materially and adversely affect the Certificateholders.

SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

     (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the LBHI Mortgage Loans from the Seller and to transfer the LBHI Mortgage Loans to the Trustee.

     (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution,

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delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

     (d) None of the acquisition of the LBHI Mortgage Loans by the Purchaser, the transfer of the LBHI Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Purchaser's Articles of Incorporation or Bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

     (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the LBHI Mortgage Loans by the Seller to the Purchaser as a sale of the LBHI Mortgage Loans to the Purchaser in exchange for consideration consisting of (A) a cash amount equal to 100% of the LBHI Balance, plus (B) interest accrued on each LBHI Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date.

SECTION Closing. The closing of the sale of the LBHI Mortgage Loans (the "Closing") shall be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022 at 10:00 A.M., New York time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date; provided, however, that any material inaccuracy in any representation and warranty set forth in or made pursuant to Section 3(b) shall not affect the Purchaser's obligation to purchase the Mortgage Loans not affected by such inaccuracy;

          (b) All documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser in its reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or

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     required to be delivered to the Trustee and the Master Servicer pursuant to
     Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and

          (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the LBHI Mortgage Loans on the Closing Date.

SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

     (a) This Agreement duly executed by the Purchaser and the Seller;

     (b) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the date hereof;

     (c) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

     (d) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that (i) such officer has carefully examined the Prospectus and nothing has come to his attention that would lead

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him to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the Closing Date, included or includes any untrue statement of a material fact relating to the LBHI Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the LBHI Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Memorandum and nothing has come to his attention that would lead him to believe that the Memorandum, as of the date thereof or as of the Closing Date, included or includes any untrue statement of a material fact relating to the LBHI Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein related to the LBHI Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

     (e) The resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement, the certificate of incorporation and by-laws of the Seller, and a certificate of good standing of the Seller issued by the Secretary of State of the State of Delaware not earlier than sixty (60) days prior to the Closing Date;

     (f) A written opinion of counsel for the Seller, in form and substance acceptable to the Purchaser and its counsel, with any modifications required by the rating agencies identified in the Prospectus Supplement (the "Rating Agencies"), dated the Closing Date and addressed to the Purchaser, the Underwriters and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

     (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 7. Indemnification.

     (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, their respective officers and directors, and each person, if any, who controls the Purchaser or any Underwriter within the meaning of either
Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to

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the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing or (B) any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but only if and to the extent that
(I) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon an untrue statement or omission with respect to the LBHI Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Master Tape (it being herein acknowledged that the Master Tape was used to prepare the Prospectus Supplement including without limitation Annex A thereto, the Memorandum, the Diskette, the Computational Materials and ABS Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials and ABS Term
Sheets forwarded to prospective investors in the Non-Registered Certificates),
(II) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to, or arises out of or is based upon an untrue statement or omission with respect to, the information regarding the LBHI Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth (X) in the Prospectus Supplement and the Memorandum under the headings "Summary of the Prospectus Supplement(The Mortgage Pool" or "Summary of the Memorandum(The Mortgage Pool", as applicable, "Risk Factors(The Mortgage Loans" and "Description of the Mortgage Pool" and (Y) on Annex A to the Prospectus Supplement and, to the extent consistent therewith, on the Diskette, or (III) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3;
provided that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the LBHI Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Master Tape and Annex A to the Prospectus Supplement, including without limitation the aggregation of such information with comparable information relating to the First Union Mortgage Loans in the Trust Fund. This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

     For purposes of this Agreement, "Registration Statement" shall mean the registration statement No. 333-07854 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated October 29, 1997, as supplemented by the prospectus supplement dated

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November 19, 1997 (the "Prospectus Supplement"), relating to the Registered
Certificates including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated November 25, 1997, relating to the Non-Registered Certificates; "Registered Certificates" shall mean the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E and Class IO Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder letters, the "No-Action Letters"); "Diskette" shall mean the diskette attached to each of the Prospectus and the Memorandum; and "Master Tape" shall mean the compilation of information and data regarding the LBHI Mortgage Loans and the First Union Mortgage Loans covered by the Agreed Upon Procedures Letter dated November 19, 1997 and rendered by Deloitte & Touche LLP (a "hard copy" of which Master Tape was initiated on behalf of the Seller and the Purchaser).

     (b) Promptly after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

     (c) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

     (d) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, any of their respective directors or officers, or any person controlling the Purchaser or the Underwriters, and (iii) acceptance of and payment for any of the Certificates.

     (f) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters shall be third-party beneficiaries of the provisions of this Section 7.

SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the LBHI Balance represents of the Initial Pool Balance): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus and Memorandum relating to the Certificates; (ii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated; (v) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof; and
(vi) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the LBHI Mortgage Loans included in the Prospectus and Memorandum. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the LBHI Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the LBHI Mortgage Loans by the Seller to the Purchaser and not as a pledge of the LBHI Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the LBHI Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the LBHI Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the LBHI Mortgage Loans, and all amounts payable to the holder of the LBHI Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the LBHI Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of LBHI Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

SECTION 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7.

SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced.

           IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                              SELLER
                              ------

                              LEHMAN BROTHERS HOLDINGS INC.

                              By: /s/ MICHAEL MAZZEI
                                 ----------------------------------------
                              Name:   Michael Mazzei
                              Title:  Managing Director

                              Address for Notices:
                              Lehman Brothers Inc.
                              3 World Financial Center
                              New York, NY 10285
                              Attention:  Michael Mazzei
                              Telecopier No.: (212) 526-3768
                              Telephone  No.: (212) 526-7000

                              PURCHASER
                              ---------

                              FIRST UNION COMMERCIAL
                              MORTGAGE SECURITIES, INC.

                              By: /s/ MICHAEL H. GRECO
                                 ----------------------------------------
                              Name:   Michael H. Greco
                              Title   Senior Vice President

                              Address for Notices:
                              One First Union Center
                              301 South College Street
                              Charlotte, North Carolina 28288-0600
                              Attention:  Michael H. Greco
                              Telecopier No.: (704) 374-6435
                              Telephone  No.: (704) 383-9691

                                   SCHEDULE I

     (i) The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date;

     (ii) If such Mortgage Loan was originated by the Seller or an affiliate thereof, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage Loan was not originated by the Seller or an affiliate thereof, then, to the best of the Seller's knowledge after having performed the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan;

     (iii) The Seller owns the Mortgage Loan, has good and marketable title thereto, has full right and authority to sell, assign and transfer the Mortgage Loan and is transferring the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, and no provision of the Mortgage Note, Mortgage or other loan document relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan;

     (iv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder;

     (v) Each of the related Mortgage Note, Mortgage(s), Assignment of Leases, if any, and other agreements executed in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and a legal opinion to such effect was obtained by the originator of such Mortgage Loan at the time of origination;

     (vi) As of the date of its origination, there was no valid offset, defense, counterclaim or right to rescission with respect to any of the related Mortgage Note,

Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, to the best knowledge of the Seller, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements;

     (vii) The assignment of the related Mortgage and assignment of leases to the Trustee constitutes the legal, valid, binding and enforceable assignment of such Mortgage in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

     (viii) Except with respect to the Mortgage Loans listed in Exhibit C hereto, each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property, which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for (a) liens for real estate taxes and special assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being customarily acceptable to mortgage lending institutions generally or specifically reflected in the appraisal of such Mortgaged Property made in connection with the origination of such Mortgage Loan, (c) other matters to which like properties are commonly subject and which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by such Mortgage or materially affect the value or marketability of such Mortgaged Property, and such encumbrances do not materially interfere with the current use or operation of the related Mortgaged Property or the ability of the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note; there exists with respect to such Mortgaged Property an assignment of leases and rents provision, whether as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to encumbrances described in subsections (a), (b) and (c) of this subparagraph
(viii);

     (ix) The Seller has filed and/or recorded in all appropriate public filing and recording offices all UCC-1 financing statements necessary to create and perfect a security interest in and lien on the items of personal property described therein (or, if not filed and/or recorded, has submitted such UCC-1 financing statements for filing and/or recording and such UCC-1 financing statements are in form and substance acceptable for filing and/or recording), to the extent perfection may be effected pursuant to applicable law by recording or filing;

     (x) All taxes and governmental assessments that prior to the Cut-off Date became due and owing in respect of, and affect, each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established;

     (xi) As of the date of its origination, there was no proceeding pending for the total or partial condemnation of each related Mortgaged Property that materially affects the value thereof, and such Mortgaged Property was free of material damage; and, as of the Cut-off Date, the Seller has not received any notice of the commencement of any proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof, and such Mortgaged Property is free of material damage;

     (xii) Each related Mortgaged Property is covered by an ALTA (or its equivalent) lender's title insurance policy insuring that each related Mortgage is a valid first lien on such Mortgaged Property in the original principal amount of the Mortgage Loan after all advances of principal, or there is a binding commitment from a title insurer qualified and licensed in the applicable jurisdiction, as required, to issue such policy; such title insurance policy, if issued, is in full force and effect, is freely assignable and will inure solely to the benefit of the Trustee as mortgagee of record, or any such commitment is a legal, valid and binding obligation of such insurer; no claims have been made under such title insurance policy, if issued; and to the best knowledge of the Seller, no prior mortgagee has done, by act or omission, anything which would materially impair the coverage of any such title insurance policy;

     (xiii) As of the date of its origination, all insurance required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to 100% of the full insurable replacement cost of the improvements located on such Mortgaged Property, was in full force and effect with respect to each related Mortgaged Property; and, as of the Cut-off Date, to the best knowledge of the Seller, all insurance required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of the Mortgage Loan;

     (xiv) Other than payments due but not yet 30 days or more delinquent, (A) there is no material default, breach, violation or event of acceleration, and there is no other material default, breach, violation or event of acceleration, existing under the related Mortgage Note or each related Mortgage, and (B) to the best of the Seller's knowledge, after due inquiry, there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of the documents referred to in clause (A), and, to the knowledge of the Seller, there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute any other material default, breach, violation or event of acceleration under any of the documents referred to in clause (A); the Seller has not waived any material default, breach, violation or event of acceleration under any of the documents referred to in clause (A), and the Seller has not waived any other material default, breach, violation or event of acceleration under such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other loan documents in the related Mortgage File, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under such Mortgage Loan, Mortgage Note or Mortgage;

     (xv) As of the Cut-off Date, the Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment;

     (xvi) Except with respect to the Mortgage Loans listed in Exhibit D hereto which accrue interest on the basis of the actual number of days elapsed over a 360 day year, the Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest (except with respect to ARD Loans, with respect to which the rate at which interest accrues thereon increases after the Anticipated Repayment Date, except with respect to the Mortgage Loan listed in Exhibit E hereto that accrues interest at an adjustable rate, and except in connection with the occurrence of a default and the accrual of default interest) on the basis of a 360-day year consisting of twelve 30-day months;

     (xvii) Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, except as expressly described in such Mortgage and other than another Mortgage Loan in the Trust Fund;

     (xviii) Such Mortgage Loan is or constitutes part of a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. Accordingly, either as of the date of origination or the Closing Date, the fair market value of the real property securing the Mortgage Loan was not less than 80% of the "adjusted issue price" (within the meaning of the REMIC Provisions) of such Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing the Mortgage Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan;

     (xix) Prepayment Premiums and Yield Maintenance Charges payable with respect to the Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

     (xx) One or more environmental site assessments were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no knowledge of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s);

     (xxi) The related Mortgage Note, Mortgage(s) and Assignment of Leases, if any, contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property or properties of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to applicable reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally as from time to time, in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

     (xxii) To the best of the Seller's knowledge, after due inquiry, the related Mortgagor is not a debtor in any bankruptcy, reorganization, insolvency or comparable proceeding;

     (xxiii) Such Mortgage Loan is secured by either a mortgage on a fee simple interest or a leasehold estate in a commercial property or multifamily property owned by the related Mortgagor, including all of the related Mortgagor's interest in all improvements on the related Mortgaged Property;

     (xxiv) Except with respect to the Mortgage Loans listed in Exhibit F hereto, which are ARD Loans, such Mortgage Loan does not provide for negative amortization;

     (xxv) Such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property;

     (xxvi) The related Mortgage contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the mortgagee, each related Mortgaged Property or any interest therein, is directly or indirectly encumbered in connection with subordinate financing; provided, however, the Mortgage Loans listed in Exhibit G hereto, are encumbered by subordinated debt;

     (xxvii) Except with respect to (W) transfers of certain non-controlling interests in the Mortgagors as specified in the related Mortgage, (X) the Mortgage Loans listed in Exhibit H hereto, which permit a transfer of the related Mortgaged Property to a person that satisfies certain criteria (including criteria related to bankruptcy remoteness and property management experience) specified in the related Mortgage, (Y) the Mortgage Loans listed in
Exhibit I hereto, which permit a one-time transfer of the Mortgaged Property, subject to payment of an assumption fee and certain other conditions, and (Z) the Mortgage Loans listed in Exhibit J hereto, which permit two or more separate transfers of the related Mortgaged Property, subject to payment of an assumption fee and certain other conditions, the related Mortgage contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if each related Mortgaged Property, or any interest therein, is directly or indirectly transferred or sold without the prior written consent of the mortgagee, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if each related Mortgaged Property, or any interest therein, is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers;

     (xxviii) The Mortgage Loan, together with any other Mortgage Loan made to the same Mortgagor or to an affiliate of such Mortgagor, does not represent more than 5% of the aggregate Initial Pool Balance;

     (xxix) Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage;

     (xxx) Each related Mortgaged Property was inspected by or on behalf of the related originator during the 12 month period prior to the related origination date;

     (xxxi) Except for the Mortgage Loans listed in Exhibit K hereto, the terms of the related Mortgage Note or Mortgage do not provide for the release of any material portion of the related Mortgaged Property from the lien of such Mortgage without payment in full of the Mortgage Loan;

     (xxxii) The related Mortgagor has covenanted in the Mortgage Loan documents to maintain the related Mortgaged Property in compliance with all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent institutional commercial and multifamily mortgage lenders with respect to the foregoing matters; the Seller has received no notice of any material violation of any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of such Mortgaged Property; to the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of such Mortgage Loan), as of the date of such origination, no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (xii) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent;

     (xxxiii) Except with respect to Credit Lease Loans, the related Mortgagor has covenanted in the Mortgage Loan documents to deliver each year to the mortgagee an operating statement of each related Mortgaged Property covering the twelve-month period identified therein;

     (xxxiv) With respect to at least 95% of the Mortgage Loans, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property;

     (xxxv) With respect to any Mortgage Loan that is secured in whole or in material part by the interest of a Mortgagor as a lessee under a Ground Lease but not by the related fee interest:

     (A) Such Ground Lease or a memorandum thereof has been or will be duly recorded (other than the Ground Lease related to the Mortgage Loan listed in Exhibit L hereto) and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

     (B) Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the Trustee without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Trustee and its successors without a need to obtain the consent of such lessor; provided, that the lessor's consent to a subsequent sale is required under the Ground Lease related to the Mortgage Loans listed in Exhibit M hereto;

     (C) Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee thereunder and that any such action without such consent is not binding on such mortgagee, its successors or assigns;

     (D) Unless otherwise set forth in the Ground Lease, the Ground Lease does not permit any increase in the amount of rent payable by the ground lessee thereunder during the term of the Mortgage Loan;

     (E) Such Ground Lease was in full force and effect as of the date of origination, and to the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (1) there is no material default, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

     (F) Such Ground Lease or an estoppel or consent letter received by the mortgagee from the lessor, requires the lessor thereunder to give notice of any default by the lessee to the mortgagee; and such Ground Lease, or an estoppel or consent letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in such Ground Lease, estoppel or consent letter;

     (G) The ground lessee's interest in the Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest and any exceptions stated in the related title insurance policy or opinion of title, which exceptions do not and will not materially and adversely interfere with (1) the ability of the related Mortgagor timely to pay in full the principal and interest on the related Mortgage Note, (2) the use of such Mortgaged Property for the use currently being made thereof, or (3) the value of the Mortgaged Property;

     (H) A mortgagee is permitted a reasonable opportunity to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease;

     (I) Such Ground Lease has an original term (including any extension options set forth therein) that extends not less than 10 years beyond the Stated Maturity Date of the related Mortgage Loan;

     (J) Except with respect to the Ground Lease related to each of the Mortgage Loans listed in Exhibit N hereto, under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

     (K) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

     (L) Except with respect to Mortgage Loans listed on Exhibit O hereto, the ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy, and for any reason, upon the request of the lender;

     (M) The terms of the related Ground Lease have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

     (xxxvi) No advance of funds has been made, directly or indirectly, by the Seller to the Mortgagor other than pursuant to the Mortgage Note and no funds have been received from any person other than such Mortgagor for or on account of payments due on the Mortgage Note;

     (xxxvii) To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property or the ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan;

     (xxxviii) Such Mortgage Loan complied with all applicable usury laws in effect at its date of origination;

     (xxxix) To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan;

     (xl) If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage;

     (xli) The related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund (except with respect to the Mortgage Loans listed in Exhibit G hereto), and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement;

     (xlii) The related Mortgaged Property is not located in a flood hazard area as defined by the Federal Insurance Administration or is covered by flood hazard insurance;

     (xliii) Except with respect to the Mortgage Loans listed on Exhibit P hereto, one or more engineering assessments were performed by an engineering consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s);

     (xliv) All escrow deposits and payments relating to the Mortgage Loan are under control of the Seller or the servicer of such Mortgage Loan and all amounts required as of the date hereof under the Mortgage Loan Documents to be deposited by the related Mortgagor have been deposited;

     (xlv) The related Mortgagor has represented to the Seller that as of the date of origination of the Mortgage Loan, such Mortgagor, the related lessee, franchisor or operator was in possession of all licenses, permits and authorizations then required for use of the related Mortgaged Property, which were valid and in full force and effect; and

     (xlvi) The origination, servicing and collection practices used by the Seller or any prior holder of the Mortgage Note have been in all respects legal, proper and prudent and have met customary industry standards.

     (xlvii) With respect to any Mortgage Loan that is a Credit Lease Loan;

     (A) Except with respect to the Mortgage Loans listed in Exhibit Q hereto, the lease payments due under the related Credit Lease are equal to or greater than the payments due with respect to the related Mortgage Loan;

     (B) Except with respect to Credit Lease Loans as indicated in Exhibit R hereto, the Mortgagor does not have monetary obligations under the related Credit Lease, and every monetary obligation associated with managing, owning, developing and operating the leased property, including, but not limited to, the costs associated with utilities, taxes, insurance, maintenance and repairs is an obligation of the related Tenant;

     (C) Except with respect to Credit Lease Loans listed in Exhibit S hereto, the Mortgagor does not have any nonmonetary obligations under the related Credit Lease, except for the delivery of possession of the leased property;

     (D) Except with respect to the Credit Lease Loans listed in Exhibit T hereto, the Mortgagor has not made any representation or warranty in the related Credit Lease, a breach of which would result in the termination of, or an offset or abatement with respect to, such Credit Lease;

     (E) Except with respect to the Credit Lease Loans listed in Exhibit U hereto, the related Tenant cannot terminate such Credit Lease for any reason, prior to the payment in full of: (a) the principal balance of the related Mortgage Loan; (b) all accrued and unpaid interest on such Mortgage Loan; and
(c) any other sums due and payable under such Mortgage Loan, as of the termination date, which date is a rent payment date, except for a default by the related Mortgagor under the Credit Lease;

     (F) In the event the related Tenant assigns or sublets the related leased property, such Tenant (and if applicable, the related guarantor) remains obligated under the related Credit Lease;

     (G) Except with respect to the Credit Lease Loans listed in Exhibit V hereto, each property related to a Credit Lease Loan is a separate tax lot;

     (H) Except with respect to the Credit Lease Loans listed in Exhibit W hereto, the related Tenant has agreed to indemnify the Mortgagor from any claims of any nature (a) to which the Mortgagor is subject because of such Mortgagor's estate in the leased property, or (b) arising from (i) injury to or death of any person or damage to or loss of property on the leased property or connected with the use, condition or occupancy of the leased property, (ii) Tenant's violation of the related Credit Lease, or (iii) any act or omission of the Tenant;

     (I) Except with respect to the Mortgage Loans listed in Exhibit X hereto, related Tenant has agreed to indemnify the Mortgagor from any claims of any nature arising as a result of any hazardous material affecting the leased property and due to such Tenant's use of the leased property;

     (J) Except with respect to the Mortgage Loans listed in Exhibit Y hereto, in connection with Credit Lease Loans with respect to which a lease guarantee exists, the related guarantor guarantees the payment due under the related Credit Lease and such guarantee, on its face, contains no conditions to such payment;

     (K) With respect to Credit Lease Loans that have the benefit of residual value insurance policies and lease enhancement policies, each such policy has been obtained, and with respect to the Credit Leases other than bond-type leases, the required premiums have been paid; and

     (L) The list of lease guarantors, if any, attached as Exhibit Z hereto, is accurate in all material respects.

     (xlviii) With respect to Mortgage Loans secured in whole or in part by the interest of the related mortgagor under a Ground Lease and by the related fee interest, such fee interest is subject, and subordinated of record, to the related Mortgage, and such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest.

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE



Offer
Doc  Loan
#       #   Property Name                                  Address                                    City
---  ----   -------------                                  -------                                    ----
  1  RA35   Rentar                                         66-26 Metropolitan Avenue                  Middle Village
  4  RB05   Soho Court                                     299-307 Elizabeth Street                   New York
  5  RD79   Blue Cross Blue Shield                         2800 East 6500 South                       Salt Lake City
 10  RD24   San Pedro Plaza                                N. Side of Loop 410 E. of San Pedro Blvd.  San Antonio
 12  RA63   Cypress Palms & Sabal Palms (Roll-up)          400 Lake Ave. & 499 Alternate Keene Rd.    Largo
 13  RB69   Pinole Vista Crossing                          IH-80 & Fitzgerald Drive                   Pinole
 14  QZ41   675 Sixth Avenue                               675 Sixth Ave.                             New York
 15  RA73   Citrus Center Office Building                  255 S. Orange Avenue                       Orlando
 18  RB58   Park Esplanade Apartments                      3443 Esplanade Ave.                        New Orleans
 19  QZ04   Glazer Portfolio (Roll-up)                     Various                                    Various
 20  RA90   Cross Island Plaza                             133-33 Brookville Boulevard                Rosedale
 22  RA21   Noland Fashion Square                          US 40 Highway and Nolan Road               Independence
 23  RB66   Sheraton Orlando North                         600 North Lake Destiny Drive               Maitland
 29  QZ40   625 Sixth Avenue                               625 Sixth Ave.                             New York
 32  RA64   Royal Palms Senior Residence                   200 Lake Ave, N.E.                         Largo
 33  RB97   Abrams Run Apartments                          232 Long Road                              King of Prussia
 35  RD48   Trexlertown Shopping Center                    7150 Hamilton Blvd.                        Upper and Lower Macungie
 37  RB67   Berkley Square                                 4701 Park Boulevard                        Plano
 40  RA22   Serramonte Plaza                               329-391 Gellert Boulevard                  Daly City
 41  RA12   Palm Court Apartments                          3995 Overland Avenue                       Culver City
 43  RC09   Yaohan Plaza Torrance                          21515 Western Avenue                       Torrence
 44  QY58   Irondequoit Shopping Plaza                     Hudson & Titus Aves.                       Irondequiot
 45  RB07   The Deauville                                  8665 Burton Way                            Los Angeles
 46  RA53   The NorthCorp Center                           3910 RCA Blvd.                             Palm Beach Gardens
 48  QT78   Holiday Inn Select (Appleton)                  150 Nicolet Road                           Appleton
 55  QM24   Mountain View Apartments                       22700 Lake Forest Drive                    El Toro
 56  RD64   FEL Facility                                   Lakewood Farmingdale Road                  Farmingdale
 59  RA81   2011 North Soto Street                         2011 North Soto St.                        Los Angeles
 61  RC10   Yaohan Plaza Costa Mesa                        665 Paularino Avenue                       Costa Mesa
 62  RC19   Brainerd Village                               Brainerd Road                              Chattanooga



Offer                                   Cut-off           Mortgage
Doc                     Original         Date        --------------------    Accrual
#           State      Balance ($)     Balance ($)   Rate (%)    Maturity    Method
---         -----      -----------     -----------   --------    --------    -------
  1         NY         45,500,000       45,416,841   8.3400        7/1/07    Act/360
  4         NY         33,500,000       33,449,419   7.4300        9/1/12    30/360
  5         UT         30,000,000       30,000,000   7.1850       10/1/22    30/360
 10         TX         28,687,500       28,670,846   7.2400       10/1/02    Act/360
 12         FL         23,400,000       23,372,304   8.6310        9/1/22    30/360
 13         CA         23,000,000       22,988,718   7.7500       10/1/12    Act/360
 14         NY         23,000,000       22,901,796   8.4200        6/1/22    Act/360
 15         FL         21,375,000       21,315,575   7.9100        8/1/07    Act/360
 18         LA         20,000,000       19,977,150   7.9400        9/1/07    Act/360
 19         PA         20,000,000       19,958,798   8.9300        6/1/07    Act/360
 20         NY         19,125,000       19,093,718   7.8800        8/1/07    Act/360
 22         MO         18,525,000       18,489,317   8.2500        8/1/12    30/360
 23         FL         18,000,000       17,970,413   8.6900        9/1/04    Act/360
 29         NY         16,500,000       16,460,174   8.4200        6/1/12    Act/360
 32         FL         14,800,000       14,780,274   8.0500        9/1/22    30/360
 33         PA         14,000,000       14,000,000   7.5100       11/1/27    30/360
 35         PA         13,100,000       13,093,282   7.6200       10/1/07    Act/360
 37         TX         12,500,000       12,488,265   8.6500        9/1/07    Act/360
 40         CA         12,000,000       11,954,284   8.6700        7/1/04    30/360
 41         CA         11,790,000       11,773,564   8.4100        8/1/07    Act/360
 43         CA         10,500,000       10,495,288   8.0000       10/1/12    Act/360
 44         NY         10,300,000       10,269,569   8.6910        6/1/07    30/360
 45         CA         10,000,000        9,986,732   7.3600        9/1/07    Act/360
 46         FL         10,000,000        9,985,351   8.2500        8/1/07    Act/360
 48         WI          9,800,000        9,749,977   9.4000        5/1/07    30/360
 55         CA         10,000,000        9,061,380   7.5000        8/1/01    30/360
 56         NJ          9,000,000        9,000,000   8.3800       11/1/12    30/360
 59         CA          8,800,000        8,783,677   8.0900        9/1/04    Act/360
 61         CA          8,500,000        8,496,186   8.0000       10/1/12    Act/360
 62         TN          8,500,000        8,494,274   7.9800       10/1/07    30/360




Offer
Doc  Loan
#       #   Property Name                                  Address                                    City
---  ----   -------------                                  -------                                    ----
 65  QZ72   Shirley Shopping Center                        Montauk Highway & William Floyd Parkway    Shirley
 69  RD42   Woodmeade South Apartments                     200 Lowwood Drive                          Knoxville
 70  RA20   Park Tower                                     200 W. Santa Ana Boulevard                 Santa Ana
 71  QY68   Brampton Moors                                 101 Brampton Lane                          Cary
 74  RC50   Premier Place Shopping Center                  NWC of Cobb's Ford & McQueen Smith Roads   Prattville
 76  RD37   Ten Quivira Plaza Shopping Center              NWQ Shawnee Mission Pkwy & Quivira Rd.     Shawnee
 77  RA88   Grandin Ridge Apartments                       2400 Windsor Woods Lane                    Norcross
 79  QY56   Buccaneer Trace Apartments                     55 E. Deerwood Rd.                         Savannah
 80  QZ10   Euclid Shopping Center                         1315 Euclid Ave.                           Bristol
 81  QY51   Overlook Rim Apartments                        3202 South Mason Avenue                    Tacoma
 84  RC39   Key Biscayne Galeria                           328 Crandon Blvd.                          Key Biscayne
 91  RA70   Main Street Village Apartments                 6400 Main St.                              Columbus
 93  RB11   Bayview Apartments                             4315 W. 182nd Street                       Torrance
 96  QZ56   Reisterstown Business Center                   100-322 Business Center Way                Reisterstown
 97  RB96   Nob Hill Apartments - Madison                  1108 Moorland Road                         Madison
104  QT33   Ralphs 67th Street                             Montezuma & 67th Street                    San Diego
105  RD38   Brywood Shopping Center                        8600-8760 E. 63rd Street                   Kansas City
108 QT21E   Bradford Place Apartments                      325 Percival Road                          Columbia
110  RA65   Tri State Plaza                                NE Route 23 and Route 84                   Montague
111  RB12   Chimney Sweep Apartments                       775 Camino Del Sur                         Isla Vista
113  RA25   Holiday Inn-Oceanfront                         2605 North A1A                             Melbourne
114  RC38   Nob Hill Apartments - Birmingham               800 Valley Ave.                            Birmingham
116  QZ34   The Benchmark                                  170 Old Country Road                       Mineola
119  RB41   The Bradley Building                           1220 West 6th Street                       Cleveland
120  QZ69   Lincoln Plaza                                  4545 North Lincoln Rd.                     Oklahoma
125  QY67   The 535 Plaza                                  12444 Highway 535                          Orlando


Offer                                   Cut-off            Mortgage
Doc                     Original         Date        --------------------       Accrual
#           State      Balance ($)     Balance ($)   Rate (%)    Maturity       Method
---         -----      -----------     -----------   --------    --------       -------
 65         NY          8,250,000        8,234,773   8.3100        7/1/07       Act/360
 69         TN          7,500,000        7,495,930   7.4500       10/1/07       Act/360
 70         CA          7,500,000        7,487,785   8.6800        7/1/04       Act/360
 71         NC          7,500,000        7,476,817   8.4700        6/1/04       30/360
 74         AL          7,230,000        7,230,000   7.9500       11/1/07       30/360
 76         KS          7,160,000        7,155,350   8.1600       10/1/07       30/360
 77         GA          7,140,000        7,127,772   7.7200        8/1/07       Act/360
 79         GA          7,040,000        7,016,198   8.9400        5/1/04       30/360
 80         VA          7,031,000        7,014,233   8.6300        7/1/07       30/360
 81         WA          7,040,000        7,014,139   8.5350        5/1/04       30/360
 84         FL          7,000,000        6,996,673   7.8400       10/1/07       Act/360
 91         GA          6,600,000        6,592,053   7.7400        9/1/12       Act/360
 93         CA          6,500,000        6,488,356   7.5600        8/1/07       Act/360
 96         MD          6,400,000        6,389,097   8.5500        7/1/07       Act/360
 97         WI          6,350,000        6,342,551   7.8400        9/1/12       Act/360
104         CA          6,150,000        6,122,436   8.7200        5/1/17       30/360
105         MO          6,110,000        6,106,032   8.1600       10/1/07       30/360
108         SC          5,885,771        5,853,430   8.0000        3/1/04       30/360
110         NJ          5,800,000        5,788,599   8.1500        8/1/07       30/360
111         CA          5,750,000        5,739,700   7.5600        8/1/07       Act/360
113         FL          5,600,000        5,579,458   8.9000        7/1/04       30/360
114         AL          5,500,000        5,497,367   7.8200       10/1/07       Act/360
116         NY          5,500,000        5,488,961   9.0100        6/1/07       Act/360
119         OH          5,400,000        5,391,697   8.0900        8/1/04       Act/360
120         OK          5,300,000        5,280,462   8.8700        7/1/07       30/360
125         FL          5,125,000        5,108,096   9.0600        5/1/04       30/360




Offer
Doc  Loan
#       #   Property Name                                  Address                                    City
---  ----   -------------                                  -------                                    ----
126  RD50   Vanguard Distribution Building                 13900 South Broadway                       Los Angeles
130  QZ49   Best Western Pensacola                         16 Via De Luna Drive                       Pensacola
131  QT63   Royal Garden Apartments                        9352-9372 Holder Street                    Cypress
134  QY76   The Shores Apartments                          1100 Lamar Blvd. East                      Arlington
136  RA68   Dayton's Bluff Community Care Center           324 Johnson Parkway                        St. Paul
137  QY26   Kings Plaza Shopping Center                    1000 & 1080 Kings Highway                  New Bedford
140  RC25   College Village Shopping Center                SEC College Blvd. & Quivira Road           Overland Park
141  RB99   Berwyn House                                   4800 Berwyn House Road                     College Park
143  QZ14   Sierra Vista Apartments                        710 South Hardy Drive                      Tempe
145  QZ28   Cedars Executive Center                        2939 North Monroe St.                      Tallahassee
146  QY05   Midwest Warehouse                              6634 W. 68th Street                        Bedford Park
147  RB08   Southington Queen Plaza                        825-875 Queen Street                       Southington
 53  QY84   Avalon Manor Note A                            14014 Marsh Pike                           Hagerstown
151  RB80   University Roost Apartments                    700 S. Blackbird Road                      Flagstaff
 54  QY86   Avalon Manor Note B                            14014 Marsh Pike                           Hagerstown
152  QY50   Olympic Ridge Apartments                       4302 Center Street                         Tacoma
153  QZ97   Mountain Creek Park                            4235 Highway 78                            Lilburn
154  QZ91   2600 Post Road                                 2600 Southport Post Road                   Southport
155  RA98   Westgate Plaza                                 SEC US 64/Roller Mill Road                 Franklin
158  RB50   Eagle Crest Apartments                         1601 Regency Court                         Arlington
160  QZ81   Lafayette Green Apartments                     8327 West Tidwell                          Houston
161  QY98   Zinfandel Ranch Apartments                     10833 Folsom Boulevard                     Rancho Cordova
165  RC01   Thompson Creek Shopping Center                 Thompson Creek Road                        Stevensville
170  RB57   National Hills Shopping Center                 2701 Washington Rd.                        Augusta
171  QY77   International Outlet Center                    5532 International Drive                   Orlando
172  QY38   Wymberly Pointe Apartments                     702 West Warrior                           Grand Prairie
176  RB46   The Hampton Inn                                2311 North Shadeland Avenue                Indianapolis
178  QY15   Evergreen Office Center                        200 East Del Mar Blvd.                     Pasadena
180 QT21B   Auburn Chase Apartments                        401 Turlington Drive                       Newport News
181 QT21I   Foxwood I & II Apartments                      19920 Foxwood Forest                       Humble
184  QZ05   Sunset International                           7000 SW 97th Ave.                          Miami
187  RC55   Moberly Manor                                  Phyllis Drive                              Bentonville





Offer                                    Cut-off           Mortgage
Doc                     Original         Date        --------------------       Accrual
#           State      Balance ($)     Balance ($)   Rate (%)    Maturity       Method
---         -----      -----------     -----------   --------    --------       -------
126         CA          5,100,000        5,096,859   7.7930       10/1/07       Act/360
130         FL          5,000,000        4,978,679   9.2400        7/1/20       30/360
131         CA          4,863,000        4,842,232   8.5700        4/1/07       30/360
134         TX          4,815,000        4,797,258   8.5200        5/1/07       30/360
136         MN          4,800,000        4,789,403   8.9700        8/1/07       Act/360
137         MA          4,800,000        4,784,004   9.0100        5/1/07       30/360
140         KS          4,750,000        4,748,045   8.2300       10/1/07       Act/360
141         MD          4,750,000        4,743,859   8.2000        9/1/04       30/360
143         AZ          4,750,000        4,741,261   8.3200        7/1/07       Act/360
145         FL          4,750,000        4,729,022   9.1500        6/1/07       30/360
146         IL          4,749,750        4,699,778   9.1500        5/1/04       30/360
147         CT          4,700,000        4,692,155   7.8100        8/1/07       Act/360
 53         MD          4,700,000        4,683,455  10.5000        6/1/07       30/360
151         AZ          4,600,000        4,597,585   7.5500       10/1/07       Act/360
 54         MD          4,580,000        4,553,995   7.6025        6/1/07       30/360
152         WA          4,560,000        4,543,249   8.5350        5/1/04       30/360
153         GA          4,550,000        4,538,834   8.4900        7/1/17       30/360
154         CT          4,510,000        4,501,095   8.1000        7/1/07       Act/360
155         NC          4,500,000        4,495,259   8.2400        9/1/07       Act/360
158         TX          4,475,000        4,465,732   7.5200        9/1/04       Act/360
160         TX          4,450,000        4,440,878   7.9800        7/1/07       Act/360
161         CA          4,450,000        4,438,772   8.2700        6/1/07       Act/360
165         MD          4,350,000        4,345,341   8.1800        9/1/07       Act/360
170         GA          4,100,000        4,095,982   8.5000        9/1/07       Act/360
171         FL          4,100,000        4,089,140   9.2200        6/1/07       30/360
172         TX          4,100,000        4,086,023   8.9000        5/1/07       30/360
176         IN          4,000,000        3,993,109   8.4600        9/1/07       Act/360
177         GA          4,000,000        3,984,774   9.3500        8/1/07       Act/360
178         CA          3,990,000        3,977,324   9.2410        5/1/07       30/360
180         VA          3,920,000        3,898,460   8.0000        3/1/04       30/360
181         TX          3,920,000        3,898,460   8.0000        3/1/04       30/360
184         FL          3,850,000        3,838,693   8.7200        6/1/07       30/360
187         AR          3,800,000        3,795,978   7.9600       10/1/22       30/360




Offer
Doc  Loan
#       #   Property Name                                  Address                                    City
---  ----   -------------                                  -------                                    ----
190  RB72   Custer Park Shopping Center                    2929 Custer Road                           Plano
192  RB68   Corporate Park at Kendall                      12415 SW 136th Avenue                      Miami
193  QZ46   Canwood Business Park                          5126-5137-5142 Clareton Drive              Aurora Hills
194  QZ50   Preston Luther Center                          6131 Luther Lane                           Dallas
195  RB73   Huntington Circle                              409 W. Highway 304                         Lewisville
197  QZ92   Planters Walk Shopping Center                  6570 Tara Blvd.                            Jonesboro
198  QY29   Market Square Shopping Center                  WS Gray Highway, N of Shurling Drive       Macon
199  QY14   812 San Antonio Street                         812 San Antonio Street                     Austin
201  RC42   Nassau Eden Club Apartments                    2100 Sinton, 925-963 Auburnview,           Cincinnati
203  RB51   Willow Garden Apartments                       635 Willow Street                          Highspire
205  QT44   3720-3740 Main Street                          3720-3740 Main Street                      Philadelphia
206  RB48   Two Edison Lakes                               4101 Edison Lakes Parkway                  Mishawaka
207  RC37   Ocean State Plaza                              361 Reservoir Avenue                       Cranston
208  RB93   Meadows at Central                             2816 Central Drive                         Bedford
211  QY99   Loehmann's Plaza                               2701 North Federal Hwy.                    Fort Lauderdale
212  RC58   Hopkins Tech Center                            1600 South Second Street                   Hopkins
213  QZ79   Mariner's Point                                15922 Pacific Coast Highway                Huntington Beach
188  QZ86   Lakeway Plaza I                                1310 Ranch Road 620                        Lakeway
219  QY37   Wymberly Crossing Apartments                   3001 South Carrier Parkway                 Grand Prairie
220  QY46   Harwood Village North                          601-735 Harwood Rd. & 2908-2928 Brown Trai Bedford
221  QZ30   Town & Country Villas                          3662-3798 Mill Lake Circle                 Greenacres City
222  RA83   The Shops at Washington Point                  SWC of 120th Avenue & Washington St        Northglenn
224  RB02   Tarmac-Sentara Building                        1151 Azalea Garden Road                    Norfolk
225  RB90   Four Seasons Apartments                        4443 Ocean Drive                           Corpus Christi
230  RC82   Woodward Bluffs Mobile Home Park               9360 North Blackstone                      Fresno
231  RC69   Mallards Landing Apartments                    3260 Justina Road                          Jacksonville
232  RB55   Huntington Oaks Plaza                          Fred George Road at US Highway 27          Tallahassee
233 QT21G   Colony Apartments                              300 Champions Drive                        Lufkin
234  RB21   Essex Shopping Center                          435 Hialeah Drive                          Hialeah
240  RB52   Tysons Plaza Retail Center                     8032 Leesburg Pike                         Tysons Corner
243 QT21R   Porterwood Apartments                          24270 FM 1314                              Porter
244  QZ19   Designer Shoe Warehouse                        Northwest Corner Yosemite and Chester Stre Littleton
246  QY31   8180 NW 36th Street                            8180 NW 36th Street                        Miami
247  RC03   3300 Holcomb Bridge Road                       3300 Holcomb Bridge Road                   Norcross
248  RD05   84 Business Park                               84 Business Park Drive                     Armonk
250  QZ64   Day Hill Village Shoppes                       555 Day Hill Road                          Windsor
251  QZ08   Cedar Pointe Apartments                        7610 Fallbrook Drive                       Houston



Offer                                    Cut-off           Mortgage
Doc                     Original         Date        --------------------       Accrual
#           State      Balance ($)     Balance ($)   Rate (%)    Maturity       Method
---         -----      -----------     -----------   --------    --------       -------
190         TX          3,775,000        3,771,311   8.5100        9/1/07       Act/360
192         FL          3,720,000        3,718,625   8.5000       10/1/07       Act/360
193         CA          3,720,000        3,711,291   8.7200        7/1/07       30/360
194         TX          3,700,000        3,688,712   8.7100        7/1/22       Act/360
195         TX          3,670,000        3,668,187   7.7300       10/1/07       Act/360
197         GA          3,620,000        3,614,084   8.6700        7/1/07       Act/360
198         GA          3,600,000        3,588,345   9.1500        5/1/07       30/360
199         TX          3,600,000        3,588,272   9.1200        5/1/04       30/360
201         OH          3,550,000        3,548,384   7.9600       10/1/12       Act/360
203         PA          3,500,000        3,495,840   7.7900        9/1/07       Act/360
205         PA          3,500,000        3,486,313   9.0000        4/1/07       30/360
206         IN          3,450,000        3,445,183   7.8200        9/1/07       30/360
207         RI          3,400,000        3,398,622   8.2700       10/1/04       Act/360
208         TX          3,400,000        3,396,659   8.4900        9/1/07       Act/360
211         FL          3,400,000        3,384,300   8.8800        6/1/07       30/360
212         MN          3,375,000        3,373,768   8.5300       10/1/07       Act/360
213         CA          3,400,000        3,373,703   8.6800        8/1/12       Act/360
188         TX          3,350,000        3,342,286   8.8000        7/1/04       30/360
219         TX          3,300,000        3,288,751   8.9000        5/1/07       30/360
220         TX          3,300,000        3,281,916   8.9700        5/1/04       30/360
221         FL          3,250,000        3,234,030   8.5000        6/1/07       30/360
222         CO          3,250,000        3,230,658   7.7050        9/1/12       30/360
224         VA          3,100,000        3,096,954   8.4900        9/1/07       Act/360
225         TX          3,100,000        3,096,346   7.8220        9/1/07       Act/360
230         CA          3,000,000        2,998,549   7.7900       10/1/07       Act/360
231         FL          3,000,000        2,998,544   7.7800       10/1/07       Act/360
232         FL          3,000,000        2,996,822   8.2200        9/1/07       Act/360
233         TX          2,960,000        2,943,735   8.0000        3/1/04       30/360
234         FL          2,935,500        2,929,205   7.9000        9/1/07       30/360
240         VA          2,800,000        2,796,539   8.4200        9/1/07       30/360
243         TX          2,800,000        2,784,614   8.0000        3/1/04       30/360
244         CO          2,790,000        2,775,546   9.1400        7/1/17       Act/360
246         FL          2,750,000        2,736,203   9.5040        5/1/07       30/360
247         GA          2,700,000        2,699,026   8.5600       10/1/07       Act/360
248         NY          2,700,000        2,697,652   7.8000       10/1/07       Act/360
250         CT          2,700,000        2,695,400   8.5500        7/1/07       Act/360
251         TX          2,700,000        2,695,146   8.3900        7/1/04       Act/360




Offer
Doc  Loan
#       #   Property Name                                  Address                                    City
---  ----   -------------                                  -------                                    ----
252  QZ89   Lockworks Square Shopping Center               1208-1236 Main St.                         Branford
253  RC46   Coliseum Self Storage                          5200 Coliseum Way                          Oakland
254  QY27   Mission Center                                 4460 Lincoln Avenue                        Cypress
256  RC11   Clearlake Shopping Center                      1068 Clearlake Boulevard                   Cocoa
258  RB98   Wheaton Square Apartments                      10866 Bucknell Drive                       Wheaton
260  QY75   North Park Plaza                               NW Corner Arizona Ave. & Ray Rd.           Chandler
263  QZ85   Highpoint Village Shopping Center              12101 North Greenville Ave.                Dallas
264  RA30   Wexford Square Apartments                      208 W. 62nd St.                            Minneapolis
265  QY45   Shoppes of Cooper City                         12125-12397 Sheridan St.                   Cooper City
267  RB31   Willow Glenn Apartments                        7474 La Mancha Way                         Sacramento
269 QT21H   Confederate Ridge Apartments                   780 Highway 61 North Bypass                Vicksburg
270  RD65   Auto/Retail (2450 S. Military Trail)           2450 S. Military Trail                     West Palm Beach
271  RA99   Wood Creek Apartments                          202 North Garnett Road                     Tulsa
272  QZ90   Latimer Brook Commons S.C.                     339 Flanders Rd.                           East Lyme
273  QY49   Nob Hill Apartments                            3502 South Mason Avenue                    Tacoma
277  RA69   St. Mary's                                     551 4th St. North                          Winsted
278  QY12   Tuscany Apartments                             1221 North Orange Ave.                     Los Angeles
279  RD78   Lakeview Apartments                            2610 West Erie Avenue                      Lorain
280  RD39   Devonshire Shopping Center                     SEC 127th St. & Mur-Len Rd.                Olathe
281  RB84   Georgetown Apartments                          751 E. Northside Drive                     Greenwood
282  RB49   Shamrock Park Apartments                       1440 College Way                           Olathe
285  QZ96   Summit at Woodhaven Apartments                 6100 Oakland Hills Drive                   Fort Worth
287  RD20   Hibiscus Center                                2950 Tamiami Trail                         Naples
288  RB15   Towers Garden Apartments                       4015 Covington Highway                     Decatur
289  RB03   Greenbriar Plaza Shopping Center               7041-7181 North Pecos Street               Denver
290  QZ70   Point Place II                                 443 Donelson Pike                          Nashville
295  RC36   2105-2109 First Avenue                         2102-2109 First Avenue                     New York
296  RB87   North Pointe Plaza Shopping Center             5420-5430 North Tryon Street               Charlotte
297  RB10   French Quarter Apartments                      6643 Abrego Road                           Isla Vista
300  RA82   Sherwood Arms Apartments                       3909 Baker Plaza                           Columbus
301  QZ18   Irongate Village Shopping Center               6401-25 Iron Bridge Road                   Richmond
302  QY97   Conway Club Apartments                         1900 South Conway Rd.                      Orlando
305  RB34   Mission Station                                4400 Bluemel Rd.                           San Antonio
306  RB36   El Mercado Apartments                          10480 El Mercado Drive                     Rancho Cordova
308  QT89   Santa Rosa Plaza Shopping Center               2800 Gulf Breeze Parkway                   Gulf Breeze
309  RB91   The Hermitage                                  219 Monastery Court                        Valrico
310  RA67   A Rite-Aid Pharmacy - Manhattan Blvd.          810 Manhattan Blvd.                        Toldeo
314  RA62   A Rite-Aid Pharmacy - Sylvania Ave.            1012 Sylvania Ave.                         Toledo



Offer                                    Cut-off           Mortgage
Doc                     Original         Date        --------------------       Accrual
#           State      Balance ($)     Balance ($)   Rate (%)    Maturity       Method
---        -----      -----------     -----------   --------    --------        -------
252        CT          2,700,000        2,694,669   8.1000        7/1/07        Act/360
253        CA          2,700,000        2,692,537   8.5000       10/1/12        30/360
254        CA          2,700,000        2,691,259   9.1500        5/1/07        30/360
256        FL          2,600,000        2,600,000   7.9900       11/1/07        Act/360
258        MD          2,600,000        2,596,570   8.1000        9/1/04        30/360
260        AZ          2,600,000        2,592,807   9.0100        6/1/07        30/360
263        SC          2,500,000        2,492,741   8.5500        8/1/07        30/360
264        MN          2,500,000        2,491,906   8.4500        7/1/22        Act/360
265        FL          2,500,000        2,491,161   8.7220        5/1/04        30/360
267        CA          2,445,000        2,441,908   7.5500        9/1/07        Act/360
269        MS          2,425,750        2,412,421   8.0000        3/1/04        30/360
270        FL          2,400,000        2,400,000   8.0800       11/1/12        Act/360
271        OK          2,400,000        2,396,142   7.9400        8/1/07        Act/360
272        CT          2,400,000        2,395,261   8.1000        7/1/07        Act/360
273        WA          2,400,000        2,391,184   8.5350        5/1/04        30/360
277        MN          2,325,000        2,319,749   8.8700        8/1/07        Act/360
278        CA          2,320,000        2,313,214   8.7400        6/1/07        30/360
279        OH          2,300,000        2,300,000   7.5100       11/1/07        Act/360
280        KS          2,295,000        2,293,509   8.1600       10/1/07        30/360
281        SC          2,275,000        2,272,933   7.6100       10/1/07        Act/360
282        KS          2,275,000        2,272,469   8.0400        9/1/07        Act/360
285        TX          2,260,000        2,254,104   8.1900        7/1/07        30/360
287        FL          2,250,000        2,248,944   7.8760       10/1/04        Act/360
288        GA          2,250,000        2,245,357   7.9100        8/1/07        30/360
289        CO          2,250,000        2,244,275   8.3300        8/1/07        Act/360
290        TN          2,240,000        2,234,690   8.7300        7/1/07        Act/360
295        NY          2,200,000        2,197,179   8.8400       10/1/07        Act/360
296        NC          2,175,000        2,171,313   8.5400        9/1/07        Act/360
297        CA          2,169,000        2,165,115   7.5600        8/1/07        Act/360
300        GA          2,160,000        2,155,702   8.0900        8/1/07        30/360
301        VA          2,128,000        2,121,737   8.7100        6/1/07        30/360
302        FL          2,125,000        2,118,577   8.5800        6/1/07        30/360
305        TX          2,100,000        2,097,344   7.5500        9/1/07        Act/360
306        CA          2,100,000        2,097,344   7.5500        9/1/07        Act/360
308        FL          2,100,000        2,091,703   8.9500        4/1/04        30/360
309        FL          2,050,000        2,047,557   7.7800        9/1/07        Act/360
310        OH          2,044,000        2,039,470   7.7900        7/1/17        30/360
314        OH          2,008,000        2,003,550   7.7900        7/1/17        30/360




Offer
Doc  Loan
#       #   Property Name                                  Address                                    City
---  ----   -------------                                  -------                                    ----
317  RD06   54 South Commerce Way                          54 South Commerce Way                      Hanover Township
318  RB53   Mac Frugal's Plaza                             303 E Southern Avenue                      Mesa
319  QZ25   1250 South Vermont Avenue                      1250 South Vermont Avenue                  Los Angeles
321  QZ12   Commerce Center                                1975 E. Sunrise Blvd.                      Ft. Lauderdale
323  RC56   Bridgestone Apartments                         1272 Bridgestone Avenue                    Springdale
325  RA61   A Rite-Aid Pharmacy - Main Street              212 Main Street                            Toledo
327  RD63   Auto/Retail (2501 Sample Road)                 2501-2525 W. Sample Road                   Pompano Beach
329  QZ44   Villa Gardens Apartments                       3734 West El Segundo Blvd.                 Hawthorne
331  RA26   Holiday Inn & Suites                           300 East Washington Blvd.                  Fort Wayne
332  RB74   Rancho San Manuel Mobile Home Park             402 San Carlos Street                      San Manuel
335  RA72   Willow Park Apartments                         1466 Rock Cut Road                         Forest Park
337  RD27   Crestwood Apartments                           2100 North 57th Street                     Kansas City
338  RB19   French Embassy Apartments                      9920 Quail Boulevard                       Austin
341  QY35   Dairy Ashford Village                          1570 Dairy Ashford Road                    Houston
344  RB01   Englewood Apartments                           5432 N.W. Waukomis Drive                   Kansas City
345  QZ93   The Meadows                                    4300 Meyers Lane                           Waco
350  QZ87   Gardens of Victoria Apartments                 413 Williamsburg Avenue                    Victoria
351  QY87   Woodland Terrace Apartments                    Armstrong Street                           Auburn
354  RC00   Southwood Village Shopping Center              Northwest Side of Timberlake Road          Lynchburg
356  QY80   Su Casa                                        109 & 203 W. 39th Street                   Austin
357  RC44   Buckner Square Office Park                     3650 North Buckner Blvd.                   Dallas
363  RA16   Northridge & Quail Hollow Apartments           640 Taylor Road & 901-907 Liberty Manor    Hinesville
367  RC83   McKellips Shopping Center                      NEC of McKellips Rd & Center Street        Mesa
368  RB40   Trinity Oaks Shopping Center                   821-829 NE Green Oaks Boulevard            Arlington
370  QY88   Carob Tree Apartments                          9202 North 19th Ave.                       Phoenix
371  QZ17   Sentinel Square                                70-76 Main Street                          Lake Placid
374  RA28   Southwest Oaks Apartments                      4651 Oakwood Dr.                           Odessa



Offer                                    Cut-off           Mortgage
Doc                     Original         Date        --------------------       Accrual
#           State      Balance ($)     Balance ($)   Rate (%)    Maturity       Method
---         -----      -----------     -----------   --------    --------       -------
317         PA          2,000,000        1,998,995   7.6800       10/1/07       Act/360
318         AZ          2,000,000        1,998,732   8.2800       10/1/07       30/360
319         CA          2,000,000        1,997,260   9.1500        7/1/07       Act/360
321         FL          2,000,000        1,994,444   8.9900        6/1/04       30/360
323         AR          1,990,000        1,987,894   7.9600       10/1/22       30/360
325         OH          1,956,000        1,953,856   7.7900        9/1/17       30/360
327         FL          1,950,000        1,950,000   8.0800       11/1/12       Act/360
329         CA          1,950,000        1,938,977   8.5900        7/1/17       Act/360
331         IN          1,900,000        1,893,030   8.9000        7/1/04       30/360
332         AZ          1,900,000        1,892,273   8.2500        9/1/15       Act/360
335         GA          1,830,000        1,826,425   8.1800        8/1/07       30/360
337         KS          1,800,000        1,798,719   7.7100       10/1/06       30/360
338         TX          1,800,000        1,796,233   7.8400        8/1/04       30/360
341         TX          1,730,000        1,724,585   9.3130        5/1/07       30/360
344         MO          1,700,000        1,696,548   7.9900        8/1/04       30/360
345         TX          1,700,000        1,693,198   8.3700        7/1/04       30/360
350         TX          1,640,000        1,637,406   7.9950        8/1/04       Act/360
351         AL          1,625,000        1,620,382   8.8800        6/1/07       30/360
354         VA          1,600,000        1,599,330   8.0300       10/1/07       Act/360
356         TX          1,600,000        1,587,810   8.9800        6/1/17       30/360
357         TX          1,575,000        1,574,401   8.4300       10/1/07       Act/360
363         GA          1,520,000        1,517,357   8.4900        7/1/07       Act/360
367         AZ          1,500,000        1,498,832   8.2600       10/1/04       Act/360
368         TX          1,500,000        1,497,796   8.2400        8/1/07       Act/360
370         AZ          1,500,000        1,492,533   8.4200        6/1/07       30/360
371         NY          1,500,000        1,485,209   9.0700        7/1/07       Act/360
374         TX          1,450,000        1,448,165   8.7100        8/1/07       Act/360



Offer
Doc  Loan
#       #   Property Name                                  Address                                    City
---  ----   -------------                                  -------                                    ----
378  RD14   Camden Corners Shopping Center                 GA Highway 40 & Haddock Road               Kingsland
380  RC18   901 Alton Road                                 901 Alton Road                             Miami Beach
381  RB00   Alfa-Laval Separators, Inc.                    3944 Holland Boulevard                     Chesapeake
389  RB14   12701 Executive Drive                          12071 Executive Drive                      Stafford
393  QY24   Parkway Square                                 4111 Fairmont Parkway                      Pasadena
395  RA84   Twenty Mile Mini-Storage                       18601 Longs Way                            Parker
396  RC35   4840-4860 Northfield Road                      4840-4860 Northfield Rd.                   Northfield
400  QY25   Fairmont Central Shopping Center               4118-4130 Fairmont Parkway                 Pasadena
401  RA13   Flagler Inn                                    3700 Poinsettia Avenue                     West Palm Beach
406  RA17   Berkshire Terrace Apartments                   900-909, 911-913 Berkshire Terrace         Hinesville
407  RD51   Shops at Merchants Walk                        4235 Merchants Walk Drive                  Marietta
408  RD36   Ten Quivira Outparcel Building                 NWQ Shawnee Mission Pkwy & Quivira Rd.     Shawnee
410  RA78   Casa Grande                                    1150-1156 East Florence Boulevard          Casa Grande
413  QY60   Fountain Court Plaza                           1001 Tower Way                             Bakersfield
420  RD69   Auto/Retail (2530 W. Commercial)               2530 West Commercial Boulevard             Tamarac
421  RC20   1500 Alton Road                                1500 Alton Road                            Miami Beach
427  RD68   Auto/Retail (1000-1050 Commercial)             1000-1050 Commercial Boulevard             Fort Lauderdale
189  RC87   Lakeway Plaza II                               1310 Ranch Road 620                        Lakeway




Offer                                    Cut-off           Mortgage
Doc                     Original         Date        --------------------       Accrual
#           State      Balance ($)     Balance ($)   Rate (%)    Maturity       Method
---         -----      -----------     -----------   --------    --------       -------
378         GA          1,425,000        1,424,361   8.0000       10/1/07       Act/360
380         FL          1,400,000        1,398,924   8.3100       10/1/07       Act/360
381         VA          1,400,000        1,398,463   8.0900        9/1/07       Act/360
389         TX          1,325,000        1,321,379   7.9830        8/1/07       Act/360
393         TX          1,300,000        1,292,923   9.0100        5/1/07       30/360
395         CO          1,250,000        1,248,118   8.1600        8/1/07       Act/360
396         OH          1,235,000        1,234,127   8.6400       10/1/07       Act/360
400         TX          1,200,000        1,193,467   9.0100        5/1/07       30/360
401         FL          1,173,000        1,168,597   8.7600        7/1/07       30/360
406         GA          1,100,000        1,098,088   8.4900        7/1/07       Act/360
407         GA          1,035,000        1,035,000   8.0100       11/1/07       Act/360
408         KS          1,030,000        1,029,331   8.1600       10/1/07       30/360
410         AZ          1,010,000        1,008,078   8.3100        8/1/04       30/360
413         CA            950,000          945,897   9.1900        5/1/07       30/360
420         FL            850,000          850,000   8.0800       11/1/12       Act/360
421         FL            850,000          849,347   8.3100       10/1/07       Act/360
427         FL            700,000          700,000   8.0800       11/1/12       Act/360
189         TX            450,000          449,722   8.5200        7/1/04       30/360

Totals:             1,100,931,271    1,097,817,189


                                    EXHIBIT B

                           EXCEPTIONS TO SECTION 2(C)


                                     None.

                                    EXHIBIT C

                   EXCEPTIONS TO CLAUSE VIII OF SCHEDULE I

                                                         LEHMAN BROTHERS

                                               FU - LB Conduit 1997-C2 ** BLACK **


Records: 2
Balance: 5,003,717.09
Selection: 2nd Liens



===================================================================================================================================
Offer
Doc    Loan                                                                   Original    Cut-off Date  Mortgage             Accrual
#      #       Property Name         Address               City        State  Balance     Balance       Rate      Maturity   Method
-----------------------------------------------------------------------------------------------------------------------------------
 54    QY86    Avalon Manor Note B   14014 Marsh Pike      Hagerstown   MD    4,580,000   4,553,995     7.603     6/1/07     30/360
189    RC87    Lakeway Plaza II      1310 Ranch Road 620   Lakeway      TX      450,000     449,722     8.520     7/1/04     30/360
-----------------------------------------------------------------------------------------------------------------------------------
     Totals:                                                                  5,030,000   5,003,717
===================================================================================================================================


                                    EXHIBIT D

                     EXCEPTIONS TO CLAUSE XVI OF SCHEDULE I



====================================================================================================================================
                                                          LEHMAN BROTHERS
                                            FU - LB Conduit 1997-C2 *** FINAL BLACK ***
                                                                                                                         Page 1 of 3
                                                                                                                    Report: LOANSCHE
Records: 110                                                                                               MON, DEC 8, 1997 12:44 PM
Balance: 617,051,052.20                                                                                           Prepared by:SCHANG
Selection: POOL = Lehman Brothers; Actual/360                                                               S:/SCHANG/CONDUIT2/BLACK
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Prospectus  Loan
#           #           Property Name                         Address                                       City
------------------------------------------------------------------------------------------------------------------------------------
1           RA35        Rentar                                66-26 Metropolitan Avenue                     Middle Village
10          RD24        San Pedro Plaza                       N. Side of Loop 410 E. of San Pedro Blvd.     San Antonio
13          RB69        Pinole Vista Crossing                 IH-80 & Fitzgerald Drive                      Pinole
14          QZ41        675 Sixth Avenue                      675 Sixth Ave.                                New York
15          RA73        Citrus Center Office Building         255 S. Orange Avenue                          Orlando
18          RB58        Park Esplanade Apartments             3443 Esplanade Ave.                           New Orleans
19          QZ04        Glazer Portfolio (Roll-up)            Various                                       Various
20          RA90        Cross Island Plaza                    133-33 Brookville Boulevard                   Rosedale
23          RB66        Sheraton Orlando North                600 North Lake Destiny Drive                  Maitland
29          QZ40        625 Sixth Avenue                      625 Sixth Ave.                                New York
35          RD48        Trexlertown Shopping Center           7150 Hamilton Blvd.                           Upper and Lower Macungie
37          RB67        Berkley Square                        4701 Park Boulevard                           Plano
41          RA12        Palm Court Apartments                 3995 Overland Avenue                          Culver City
43          RC09        Yaohan Plaza Torrance                 21515 Western Avenue                          Torrence
45          RB07        The Deauville                         8665 Burton Way                               Los Angeles
46          RA53        The NorthCorp Center                  3910 RCA Blvd.                                Palm Beach Gardens
59          RA81        2011 North Soto Street                2011 North Soto St.                           Los Angeles
61          RC10        Yaohan Plaza Costa Mesa               665 Paularino Avenue                          Costa Mesa
65          QZ72        Shirley Shopping Center               Montauk Highway & William Floyd Parkway       Shirley
69          RD42        Woodmeade South Apartments            200 Lowwood Drive                             Knoxville
70          RA20        Park Tower                            200 W. Santa Ana Boulevard                    Santa Ana
77          RA88        Grandin Ridge Apartments              2400 Windsor Woods Lane                       Norcross
84          RC39        Key Biscayne Galeria                  328 Crandon Blvd.                             Key Biscayne
91          RA70        Main Street Village Apartments        6400 Main St.                                 Columbus
93          RB11        Bayview Apartments                    4315 W. 182nd Street                          Torrance
96          QZ56        Reisterstown Business Center          100-322 Business Center Way                   Reisterstown
97          RB96        Nob Hill Apartments - Madison         1108 Moorland Road                            Madison
111         RB12        Chimney Sweep Apartments              775 Camino Del Sur                            Isla Vista
114         RC38        Nob Hill Apartments - Birmingham      800 Valley Ave.                               Birmingham
116         QZ34        The Benchmark                         170 Old Country Road                          Mineola
119         RB41        The Bradley Building                  1220 West 6th Street                          Cleveland
126         RD50        Vanguard Distribution Building        13900 South Broadway                          Los Angeles
136         RA68        Dayton's Bluff Community Care Center  324 Johnson Parkway                           St. Paul
140         RC25        College Village Shopping Center       SEC College Blvd. & Quivira Road              Overland Park
143         QZ14        Sierra Vista Apartments               710 South Hardy Drive                         Tempe
147         RB08        Southington Queen Plaza               825-875 Queen Street                          Southington
151         RB80        University Roost Apartments           700 S. Blackbird Road                         Flagstaff
154         QZ91        2600 Post Road                        2600 Southport Post Road                      Southport
155         RA98        Westgate Plaza                        SEC US 64/Roller Mill Road                    Franklin
158         RB50        Eagle Crest Apartments                1601 Regency Court                            Arlington
160         QZ81        Lafayette Green Apartments            8327 West Tidwell                             Houston
161         QY98        Zinfandel Ranch Apartments            10833 Folsom Boulevard                        Rancho Cordova
165         RC01        Thompson Creek Shopping Center        Thompson Creek Road                           Stevensville
170         RB57        National Hills Shopping Center        2701 Washington Rd.                           Augusta
====================================================================================================================================


-------------------------------------------------------------------------------------
                                  Cut-off
Prospectus          Original      Date              Mortgage                 Accrual
#           State   Balance       Balance           Rate       Maturity      Method
-------------------------------------------------------------------------------------
1           NY      45,500,000    45,416,841        8.340       7/1/07       Act/360
10          TX      28,687,500    28,670,846        7.240      10/1/02       Act/360
13          CA      23,000,000    22,988,718        7.750      10/1/12       Act/360
14          NY      23,000,000    22,901,796        8.420       6/1/22       Act/360
15          FL      21,375,000    21,315,575        7.910       8/1/07       Act/360
18          LA      20,000,000    19,977,150        7.940       9/1/07       Act/360
19          PA      20,000,000    19,958,798        8.930       6/1/07       Act/360
20          NY      19,125,000    19,093,718        7.880       8/1/07       Act/360
23          FL      18,000,000    17,970,413        8.690       9/1/04       Act/360
29          NY      16,500,000    16,460,174        8.420       6/1/12       Act/360
35          PA      13,100,000    13,093,282        7.620      10/1/07       Act/360
37          TX      12,500,000    12,488,265        8.650       9/1/07       Act/360
41          CA      11,790,000    11,773,564        8.410       8/1/07       Act/360
43          CA      10,500,000    10,495,288        8.000      10/1/12       Act/360
45          CA      10,000,000     9,986,732        7.360       9/1/07       Act/360
46          FL      10,000,000     9,985,351        8.250       8/1/07       Act/360
59          CA       8,800,000     8,783,677        8.090       9/1/04       Act/360
61          CA       8,500,000     8,496,186        8.000      10/1/12       Act/360
65          NY       8,250,000     8,234,773        8.310       7/1/07       Act/360
69          TN       7,500,000     7,495,930        7.450      10/1/07       Act/360
70          CA       7,500,000     7,487,785        8.680       7/1/04       Act/360
77          GA       7,140,000     7,127,772        7.720       8/1/07       Act/360
84          FL       7,000,000     6,996,673        7.840      10/1/07       Act/360
91          GA       6,600,000     6,592,053        7.740       9/1/12       Act/360
93          CA       6,500,000     6,488,356        7.560       8/1/07       Act/360
96          MD       6,400,000     6,389,097        8.550       7/1/07       Act/360
97          WI       6,350,000     6,342,551        7.840       9/1/12       Act/360
111         CA       5,750,000     5,739,700        7.560       8/1/07       Act/360
114         AL       5,500,000     5,497,367        7.820      10/1/07       Act/360
116         NY       5,500,000     5,488,961        9.010       6/1/07       Act/360
119         OH       5,400,000     5,391,697        8.090       8/1/04       Act/360
126         CA       5,100,000     5,096,859        7.793      10/1/07       Act/360
136         MN       4,800,000     4,789,403        8.970       8/1/07       Act/360
140         KS       4,750,000     4,748,045        8.230      10/1/07       Act/360
143         AZ       4,750,000     4,741,261        8.320       7/1/07       Act/360
147         CT       4,700,000     4,692,155        7.810       8/1/07       Act/360
151         AZ       4,600,000     4,597,585        7.550      10/1/07       Act/360
154         CT       4,510,000     4,501,095        8.100       7/1/07       Act/360
155         NC       4,500,000     4,495,259        8.240       9/1/07       Act/360
158         TX       4,475,000     4,465,732        7.520       9/1/04       Act/360
160         TX       4,450,000     4,440,878        7.980       7/1/07       Act/360
161         CA       4,450,000     4,438,772        8.270       6/1/07       Act/360
165         MD       4,350,000     4,345,341        8.180       9/1/07       Act/360
170         GA       4,100,000     4,095,982        8.500       9/1/07       Act/360
====================================================================================



====================================================================================================================================
                                                          LEHMAN BROTHERS
                                            FU - LB Conduit 1997-C2 *** FINAL BLACK ***
                                                                                                                         Page 2 of 3
                                                                                                                    Report: LOANSCHE
Records: 110                                                                                               MON, DEC 8, 1997 12:44 PM
Balance: 617,051,052.20                                                                                           Prepared by:SCHANG
Selection: POOL = Lehman Brothers; Actual/360                                                               S:/SCHANG/CONDUIT2/BLACK
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Prospectus  Loan
#           #           Property Name                         Address                                       City
------------------------------------------------------------------------------------------------------------------------------------
176         RB46        The Hampton Inn                       2311 North Shadeland Avenue                   Indianapolis
190         RB72        Custer Park Shopping Center           2929 Custer Road                              Plano
192         RB68        Corporate Park at Kendall             12415 SW 136th Avenue                         Miami
194         QZ50        Preston Luther Center                 6131 Luther Lane                              Dallas
195         RB73        Huntington Circle                     409 W. Highway 304                            Lewisville
197         QZ92        Planters Walk Shopping Center         6570 Tara Blvd.                               Jonesboro
201         RC42        Nassau Eden Club Apartments           2100 Sinton, 925-963 Auburnview,              Cincinnati
203         RB51        Willow Garden Apartments              635 Willow Street                             Highspire
207         RC37        Ocean State Plaza                     361 Reservoir Avenue                          Cranston
208         RB93        Meadows at Central                    2816 Central Drive                            Bedford
212         RC58        Hopkins Tech Center                   1600 South Second Street                      Hopkins
213         QZ79        Mariner's Point                       15922 Pacific Coast Highway                   Huntington Beach
224         RB02        Tarmac-Sentara Building               1151 Azalea Garden Road                       Norfolk
225         RB90        Four Seasons Apartments               4443 Ocean Drive                              Corpus Christi
230         RC82        Woodward Bluffs Mobile Home Park      9360 North Blackstone                         Fresno
231         RC69        Mallards Landing Apartments           3260 Justina Road                             Jacksonville
232         RB55        Huntington Oaks Plaza                 Fred George Road at US Highway 27             Tallahassee
244         QZ19        Designer Shoe Warehouse               Northwest Corner Yosemite and Chester Street  Littleton
247         RC03        3300 Holcomb Bridge Road              3300 Holcomb Bridge Road                      Norcross
248         RD05        84 Business Park                      84 Business Park Drive                        Armonk
250         QZ64        Day Hill Village Shoppes              555 Day Hill Road                             Windsor
251         QZ08        Cedar Pointe Apartments               7610 Fallbrook Drive                          Houston
252         QZ89        Lockworks Square Shopping Center      1208-1236 Main St.                            Branford
256         RC11        Clearlake Shopping Center             1068 Clearlake Boulevard                      Cocoa
264         RA30        Wexford Square Apartments             208 W. 62nd St.                               Minneapolis
267         RB31        Willow Glenn Apartments               7474 La Mancha Way                            Sacramento
270         RD65        Auto/Retail (2450 S. Military Trail)  2450 S. Military Trail                        West Palm Beach
271         RA99        Wood Creek Apartments                 202 North Garnett Road                        Tulsa
272         QZ90        Latimer Brook Commons S.C.            339 Flanders Rd.                              East Lyme
277         RA69        St. Mary's                            551 4th St. North                             Winsted
279         RD78        Lakeview Apartments                   2610 West Erie Avenue                         Lorain
281         RB84        Georgetown Apartments                 751 E. Northside Drive                        Greenwood
282         RB49        Shamrock Park Apartments              1440 College Way                              Olathe
287         RD20        Hibiscus Center                       2950 Tamiami Trail                            Naples
289         RB03        Greenbriar Plaza Shopping Center      7041-7181 North Pecos Street                  Denver
290         QZ70        Point Place II                        443 Donelson Pike                             Nashville
295         RC36        2105-2109 First Avenue                2102-2109 First Avenue                        New York
296         RB87        North Pointe Plaza Shopping Center    5420-5430 North Tryon Street                  Charlotte
297         RB10        French Quarter Apartments             6643 Abrego Road                              Isla Vista
305         RB34        Mission Station                       4400 Bluemel Rd.                              San Antonio
306         RB36        El Mercado Apartments                 10480 El Mercado Drive                        Rancho Cordova
309         RB91        The Hermitage                         219 Monastery Court                           Valrico
317         RD06        54 South Commerce Way                 54 South Commerce Way                         Hanover Township
319         QZ25        1250 South Vermont Avenue             1250 South Vermont Avenue                     Los Angeles
====================================================================================================================================


-------------------------------------------------------------------------------------
                                  Cut-off
Prospectus          Original      Date             Mortgage                 Accrual
#            State  Balance       Balance          Rate        Maturity     Method
-------------------------------------------------------------------------------------
176          IN     4,000,000     3,993,109        8.460        9/1/07      Act/360
190          TX     3,775,000     3,771,311        8.510        9/1/07      Act/360
192          FL     3,720,000     3,718,625        8.500       10/1/07      Act/360
194          TX     3,700,000     3,688,712        8.710        7/1/22      Act/360
195          TX     3,670,000     3,668,187        7.730       10/1/07      Act/360
197          GA     3,620,000     3,614,084        8.670        7/1/07      Act/360
201          OH     3,550,000     3,548,384        7.960       10/1/12      Act/360
203          PA     3,500,000     3,495,840        7.790        9/1/07      Act/360
207          RI     3,400,000     3,398,622        8.270       10/1/04      Act/360
208          TX     3,400,000     3,396,659        8.490        9/1/07      Act/360
212          MN     3,375,000     3,373,768        8.530       10/1/07      Act/360
213          CA     3,400,000     3,373,703        8.680        8/1/12      Act/360
224          VA     3,100,000     3,096,954        8.490        9/1/07      Act/360
225          TX     3,100,000     3,096,346        7.822        9/1/07      Act/360
230          CA     3,000,000     2,998,549        7.790       10/1/07      Act/360
231          FL     3,000,000     2,998,544        7.780       10/1/07      Act/360
232          FL     3,000,000     2,996,822        8.220        9/1/07      Act/360
244          CO     2,790,000     2,775,546        9.140        7/1/17      Act/360
247          GA     2,700,000     2,699,026        8.560       10/1/07      Act/360
248          NY     2,700,000     2,697,652        7.800       10/1/07      Act/360
250          CT     2,700,000     2,695,400        8.550        7/1/07      Act/360
251          TX     2,700,000     2,695,146        8.390        7/1/04      Act/360
252          CT     2,700,000     2,694,669        8.100        7/1/07      Act/360
256          FL     2,600,000     2,600,000        7.990       11/1/07      Act/360
264          MN     2,500,000     2,491,906        8.450        7/1/22      Act/360
267          CA     2,445,000     2,441,908        7.550        9/1/07      Act/360
270          FL     2,400,000     2,400,000        8.080       11/1/12      Act/360
271          OK     2,400,000     2,396,142        7.940        8/1/07      Act/360
272          CT     2,400,000     2,395,261        8.100        7/1/07      Act/360
277          MN     2,325,000     2,319,749        8.870        8/1/07      Act/360
279          OH     2,300,000     2,300,000        7.510       11/1/07      Act/360
281          SC     2,275,000     2,272,933        7.610       10/1/07      Act/360
282          KS     2,275,000     2,272,469        8.040        9/1/07      Act/360
287          FL     2,250,000     2,248,944        7.876       10/1/04      Act/360
289          CO     2,250,000     2,244,275        8.330        8/1/07      Act/360
290          TN     2,240,000     2,234,690        8.730        7/1/07      Act/360
295          NY     2,200,000     2,197,179        8.840       10/1/07      Act/360
296          NC     2,175,000     2,171,313        8.540        9/1/07      Act/360
297          CA     2,169,000     2,165,115        7.560        8/1/07      Act/360
305          TX     2,100,000     2,097,344        7.550        9/1/07      Act/360
306          CA     2,100,000     2,097,344        7.550        9/1/07      Act/360
309          FL     2,050,000     2,047,557        7.780        9/1/07      Act/360
317          PA     2,000,000     1,998,995        7.680       10/1/07      Act/360
319          CA     2,000,000     1,997,260        9.150        7/1/07      Act/360
===================================================================================



====================================================================================================================================
                                                          LEHMAN BROTHERS
                                            FU - LB Conduit 1997-C2 *** FINAL BLACK ***
                                                                                                                         Page 3 of 3
                                                                                                                    Report: LOANSCHE
Records: 110                                                                                               MON, DEC 8, 1997 12:44 PM
Balance: 617,051,052.20                                                                                           Prepared by:SCHANG
Selection: POOL = Lehman Brothers; Actual/360                                                               S:/SCHANG/CONDUIT2/BLACK
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Prospectus  Loan
#           #           Property Name                         Address                                       City
------------------------------------------------------------------------------------------------------------------------------------

327         RD63        Auto/Retail (2501 Sample Road)        2501-2525 W. Sample Road                      Pompano Beach
329         QZ44        Villa Gardens Apartments              3734 West El Segundo Blvd.                    Hawthorne
332         RB74        Rancho San Manuel Mobile Home Park    402 San Carlos Street                         San Manuel
350         QZ87        Gardens of Victoria Apartments        413 Williamsburg Avenue                       Victoria
354         RC00        Southwood Village Shopping Center     Northwest Side of Timberlake Road             Lynchburg
357         RC44        Buckner Square Office Park            3650 North Buckner Blvd.                      Dallas
363         RA16        Northridge & Quail Hollow Apartments  640 Taylor Road & 901-907 Liberty Manor       Hinesville
367         RC83        McKellips Shopping Center             NEC of McKellips Rd & Center Street           Mesa
368         RB40        Trinity Oaks Shopping Center          821-829 NE Green Oaks Boulevard               Arlington
371         QZ17        Sentinel Square                       70-76 Main Street                             Lake Placid
374         RA28        Southwest Oaks Apartments             4651 Oakwood Dr.                              Odessa
378         RD14        Camden Corners Shopping Center        GA Highway 40 & Haddock Road                  Kingsland
380         RC18        901 Alton Road                        901 Alton Road                                Miami Beach
381         RB00        Alfa-Laval Separators, Inc.           3944 Holland Boulevard                        Chesapeake
389         RB14        12701 Executive Drive                 12071 Executive Drive                         Stafford
395         RA84        Twenty Mile Mini-Storage              18601 Longs Way                               Parker
396         RC35        4840-4860 Northfield Road             4840-4860 Northfield Rd.                      Northfield
406         RA17        Berkshire Terrace Apartments          900-909, 911-913 Berkshire Terrace            Hinesville
407         RD51        Shops at Merchants Walk               4235 Merchants Walk Drive                     Marietta
420         RD69        Auto/Retail (2530 W. Commercial)      2530 West Commercial Boulevard                Tamarac
421         RC20        1500 Alton Road                       1500 Alton Road                               Miami Beach
427         RD68        Auto/Retail (1000-1050 Commercial)    1000-1050 Commercial Boulevard                Fort Lauderdale
------------------------------------------------------------------------------------------------------------------------------------
     Totals:
====================================================================================================================================



-------------------------------------------------------------------------------------
                                    Cut-off
Prospectus            Original      Date             Mortgage                 Accrual
#           State     Balance       Balance          Rate        Maturity     Method
-------------------------------------------------------------------------------------
327         FL        1,950,000     1,950,000        8.080       11/1/12      Act/360
329         CA        1,950,000     1,938,977        8.590        7/1/17      Act/360
332         AZ        1,900,000     1,892,273        8.250        9/1/15      Act/360
350         TX        1,640,000     1,637,406        7.995        8/1/04      Act/360
354         VA        1,600,000     1,599,330        8.030       10/1/07      Act/360
357         TX        1,575,000     1,574,401        8.430       10/1/07      Act/360
363         GA        1,520,000     1,517,357        8.490        7/1/07      Act/360
367         AZ        1,500,000     1,498,832        8.260       10/1/04      Act/360
368         TX        1,500,000     1,497,796        8.240        8/1/07      Act/360
371         NY        1,500,000     1,485,209        9.070        7/1/07      Act/360
374         TX        1,450,000     1,448,165        8.710        8/1/07      Act/360
378         GA        1,425,000     1,424,361        8.000       10/1/07      Act/360
380         FL        1,400,000     1,398,924        8.310       10/1/07      Act/360
381         VA        1,400,000     1,398,463        8.090        9/1/07      Act/360
389         TX        1,325,000     1,321,379        7.983        8/1/07      Act/360
395         CO        1,250,000     1,248,118        8.160        8/1/07      Act/360
396         OH        1,235,000     1,234,127        8.640       10/1/07      Act/360
406         GA        1,100,000     1,098,088        8.490        7/1/07      Act/360
407         GA        1,035,000     1,035,000        8.010       11/1/07      Act/360
420         FL          850,000       850,000        8.080       11/1/12      Act/360
421         FL          850,000       849,347        8.310       10/1/07      Act/360
427         FL          700,000       700,000        8.080       11/1/12      Act/360
-------------------------------------------------------------------------------------
     Totals:
=====================================================================================


                                    EXHIBIT E

                     EXCEPTIONS TO CLAUSE XVI OF SCHEDULE I



====================================================================================================================================
                                                          LEHMAN BROTHERS
                                                FU - LB Conduit 1997-C2 ** BLACK **
====================================================================================================================================

Records: 1
Balance: 9,061,380.11
Selection: ARM

ARM - Lehman Brothers Pool

------------------------------------------------------------------------------------------------------------------------------------
Prospectus  Loan                                                                                 Original        Cut-off Date
#           #       Property Name                Address                      City       State   Balance         Balance
------------------------------------------------------------------------------------------------------------------------------------
55          QM24    Mountain View Apartments     22700 Lake Forest Drive      El Toro    CA      10,000,000      9,061,380
------------------------------------------------------------------------------------------------------------------------------------
         Totals:                                                                                 10,000,000      9,061,380
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prospectus   Mortgage                  Accrual
#            Rate         Maturity     Method
---------------------------------------------
55           7.500        8/1/01       30/360
---------------------------------------------

                                    EXHIBIT F

                   EXCEPTIONS TO CLAUSE XXIV OF SCHEDULE I


                                     None.

                                    EXHIBIT G

                   EXCEPTIONS TO CLAUSE XXVI OF SCHEDULE I

                                                         LEHMAN BROTHERS

                                               FU - LB Conduit 1997-C2 ** BLACK **


Records: 2
Balance: 8,025,740.86
Selection: Subordinated Debt



===================================================================================================================================
Offer
Doc    Loan                                                                   Original    Cut-off Date  Mortgage             Accrual
#      #       Property Name         Address               City        State  Balance     Balance       Rate      Maturity   Method
-----------------------------------------------------------------------------------------------------------------------------------
 53    QY84    Avalon Manor Note A   14014 Marsh Pike      Hagerstown   MD    4,700,000   4,683,455     10.500    6/1/07     30/360
188    QZ86    Lakeway Plaza I       1310 Ranch Road 620   Lakeway      TX    3,350,000   3,342,286      8.800    7/1/04     30/360
-----------------------------------------------------------------------------------------------------------------------------------
     Totals:                                                                  8,050,000   8,025,741
===================================================================================================================================


                                    EXHIBIT H

                   EXCEPTIONS TO CLAUSE XXVII TO SCHEDULE I



====================================================================================================================================
                                                          LEHMAN BROTHERS
                                                FU - LB Conduit 1997-C2 ** BLACK **
====================================================================================================================================

Records: 9
Balance: 48,238,420.15
Selection: Permit transfer to person who satisfies certain criteria

------------------------------------------------------------------------------------------------------------------------------------
Offer
Doc      Loan                                                                                              Original     Cut-off Date
#        #       Property Name                     Address                        City              State  Balance      Balance
------------------------------------------------------------------------------------------------------------------------------------
 40      RA22    Serramonte Plaza                  329-391 Gellert Boulevard      Daly City         CA     12,000,000    11,954,284
 71      QY68    Brampton Moors                    101 Brampton Lane              Cary              NC      7,500,000     7,476,817
 79      QY56    Buccaneer Trace Apartments        55 E. Deerwood Rd.             Savannah          GA      7,040,000     7,016,198
108      QT21E   Bradford Place Apartments         325 Percival Road              Columbia          SC      5,885,771     5,853,430
180      QT21B   Auburn Chase Apartments           401 Turlington Drive           Newport News      VA      3,920,000     3,898,460
181      QT21I   Foxwood I & II Apartments         19920 Foxwood Forest           Humble            TX      3,920,000     3,898,460
233      QT21G   Colony Apartments                 300 Champions Drive            Lufkin            TX      2,960,000     2,943,735
243      QT21R   Porterwood Apartments             24270 FM 1314                  Porter            TX      2,800,000     2,784,614
269      QT21H   Confederate Ridge Apartments      780 Highway 61 North Bypass    Vicksburg         MS      2,425,750      2,412,41
------------------------------------------------------------------------------------------------------------------------------------
      Totals:                                                                                              48,451,521    48,238,420
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT I

                   EXCEPTIONS TO CLAUSE XXVII OF SCHEDULE I

                                                          LEHMAN BROTHERS

Records: 43                                     FU - LB Conduit 1997-C2 ** BLACK **
Balance: 228,710,002.02
Selection: One-Time Transfer

====================================================================================================================================
Offer
Doc      Loan
#        #        Property Name                            Address                               City                          State
------------------------------------------------------------------------------------------------------------------------------------
  4      RB05     Soho Court                               299-307 Elizabeth Street              New York                      NY
 13      RB69     Pinole Vista Crossing                    IH-80 & Fitzgerald Drive              Pinole                        CA
 23      RB66     Sheraton Orlando North                   600 North Lake Destiny Drive          Maitland                      FL
 35      RD48     Trexlertown Shopping Center              7150 Hamilton Blvd.                   Upper and Lower Macungie      PA
 41      RA12     Palm Court Apartments                    3995 Overland Avenue                  Culver City                   CA
 46      RA53     The NorthCorp Center                     3910 RCA Blvd.                        Palm Beach Gardens            FL
 97      RB96     Nob Hill Apartments - Madison            1108 Moorland Road                    Madison                       WI
110      RA65     Tri State Plaza                          NE Route 23 and Route 84              Montague                      NJ
111      RB12     Chimney Sweep Apartments                 775 Camino Del Sur                    Isla Vista                    CA
119      RB41     The Bradley Building                     1220 West 6th Street                  Cleveland                     OH
125      QY67     The 535 Plaza                            12444 Highway 535                     Orlando                       FL
130      QZ49     Best Western Pensacola                   16 Via De Luna Drive                  Pensacola                     FL
136      RA68     Dayton's Bluff Community Care Center     324 Johnson Parkway                   St. Paul                      MN
141      RB99     Berwyn House                             4800 Berwyn House Road                College Park                  MD
147      RB08     Southington Queen Plaza                  825-875 Queen Street                  Southington                   CT
 53      QY84     Avalon Manor Note A                      14014 Marsh Pike                      Hagerstown                    MD
 54      QY86     Avalon Manor Note B                      14014 Marsh Pike                      Hagerstown                    MD
158      RB50     Eagle Crest Apartments                   1601 Regency Court                    Arlington                     TX
161      QY98     Zinfandel Ranch Apartments               10833 Folsom Boulevard                Rancho Cordova                CA
170      RB57     National Hills Shopping Center           2701 Washington Rd.                   Augusta                       GA
201      RC42     Nassau Eden Club Apartments              2100 Sinton, 925-963 Auburnview,      Cincinnati                    OH
208      RB93     Meadows at Central                       2816 Central Drive                    Bedford                       TX
254      QY27     Mission Center                           4460 Lincoln Avenue                   Cypress                       CA
256      RC11     Clearlake Shopping Center                1068 Clearlake Boulevard              Cocoa                         FL
264      RA30     Wexford Square Apartments                208 W. 62nd St.                       Minneapolis                   MN
265      QY45     Shoppes of Cooper City                   12125-12397 Sheridan St.              Cooper City                   FL
277      RA69     St. Mary's                               551 4th St. North                     Winsted                       MN
285      QZ96     Summit at Woodhaven Apartments           6100 Oakland Hills Drive              Fort Worth                    TX
288      RB15     Towers Garden Apartments                 4015 Covington Highway                Decatur                       GA
297      RB10     French Quarter Apartments                6643 Abrego Road                      Isla Vista                    CA
300      RA82     Sherwood Arms Apartments                 3909 Baker Plaza                      Columbus                      GA
302      QY97     Conway Club Apartments                   1900 South Conway Rd.                 Orlando                       FL
305      RB34     Mission Station                          4400 Bluemel Rd.                      San Antonio                   TX
306      RB36     El Mercado Apartments                    10480 El Mercado Drive                Rancho Cordova                CA
321      QZ12     Commerce Center                          1975 E. Sunrise Blvd.                 Ft. Lauderdale                FL
329      QZ44     Villa Gardens Apartments                 3734 West El Segundo Blvd.            Hawthorne                     CA
335      RA72     Willow Park Apartments                   1466 Rock Cut Road                    Forest Park                   GA
338      RB19     French Embassy Apartments                9920 Quail Boulevard                  Austin                        TX
344      RB01     Englewood Apartments                     5432 N.W. Waukomis Drive              Kansas City                   MO
345      QZ93     The Meadows                              4300 Meyers Lane                      Waco                          TX
357      RC44     Buckner Square Office Park               3650 North Buckner Blvd.              Dallas                        TX
368      RB40     Trinity Oaks Shopping Center             821-829 NE Green Oaks Boulevard       Arlington                     TX
413      QY60     Fountain Court Plaza                     1001 Tower Way                        Bakersfield                   CA
------------------------------------------------------------------------------------------------------------------------------------
      Totals
====================================================================================================================================

=======================================================================================
Offer                               Cut-off
Doc      Loan      Original         Date            Mortgage                   Accrual
#        #         Balance          Balance         Rate          Maturity     Method
---------------------------------------------------------------------------------------
  4      RB05      33,500,000       33,449,419       7.430         9/1/12      30/360
 13      RB69      23,000,000       22,988,718       7.750        10/1/12      Act/360
 23      RB66      18,000,000       17,970,413       8.690         9/1/04      Act/360
 35      RD48      13,100,000       13,093,282       7.620        10/1/07      Act/360
 41      RA12      11,790,000       11,773,564       8.410         8/1/07      Act/360
 46      RA53      10,000,000        9,985,351       8.250         8/1/07      Act/360
 97      RB96       6,350,000        6,342,551       7.840         9/1/12      Act/360
110      RA65       5,800,000        5,788,599       8.150         8/1/07      30/360
111      RB12       5,750,000        5,739,700       7.560         8/1/07      Act/360
119      RB41       5,400,000        5,391,697       8.090         8/1/04      Act/360
125      QY67       5,125,000        5,108,096       9.060         5/1/04      30/360
130      QZ49       5,000,000        4,978,679       9.240         7/1/20      30/360
136      RA68       4,800,000        4,789,403       8.970         8/1/07      Act/360
141      RB99       4,750,000        4,743,859       8.200         9/1/04      30/360
147      RB08       4,700,000        4,692,155       7.810         8/1/07      Act/360
 53      QY84       4,700,000        4,683,455      10.500         6/1/07      30/360
 54      QY86       4,580,000        4,553,995       7.603         6/1/07      30/360
158      RB50       4,475,000        4,465,732       7.520         9/1/04      Act/360
161      QY98       4,450,000        4,438,772       8.270         6/1/07      Act/360
170      RB57       4,100,000        4,095,982       8.500         9/1/07      Act/360
201      RC42       3,550,000        3,548,384       7.960        10/1/12      Act/360
208      RB93       3,400,000        3,396,659       8.490         9/1/07      Act/360
254      QY27       2,700,000        2,691,259       9.150         5/1/07      30/360
256      RC11       2,600,000        2,600,000       7.990        11/1/07      Act/360
264      RA30       2,500,000        2,491,906       8.450         7/1/22      Act/360
265      QY45       2,500,000        2,491,161       8.722         5/1/04      30/360
277      RA69       2,325,000        2,319,749       8.870         8/1/07      Act/360
285      QZ96       2,260,000        2,254,104       8.190         7/1/07      30/360
288      RB15       2,250,000        2,245,357       7.910         8/1/07      30/360
297      RB10       2,169,000        2,165,115       7.560         8/1/07      Act/360
300      RA82       2,160,000        2,155,702       8.090         8/1/07      30/360
302      QY97       2,125,000        2,118,577       8.580         6/1/07      30/360
305      RB34       2,100,000        2,097,344       7.550         9/1/07      Act/360
306      RB36       2,100,000        2,097,344       7.550         9/1/07      Act/360
321      QZ12       2,000,000        1,994,444       8.990         6/1/04      30/360
329      QZ44       1,950,000        1,938,977       8.590         7/1/17      Act/360
335      RA72       1,830,000        1,826,425       8.180         8/1/07      30/360
338      RB19       1,800,000        1,796,233       7.840         8/1/04      30/360
344      RB01       1,700,000        1,696,548       7.990         8/1/04      30/360
345      QZ93       1,700,000        1,693,198       8.370         7/1/04      30/360
357      RC44       1,575,000        1,574,401       8.430        10/1/07      Act/360
368      RB40       1,500,000        1,497,796       8.240         8/1/07      Act/360
413      QY60         950,000          945,897       9.190         5/1/07      30/360
--------------------------------------------------------------------------------------
      Totals      229,114,000      228,710,002
======================================================================================

                                    EXHIBIT J

                   EXCEPTIONS TO CLAUSE XVII OF SCHEDULE I



====================================================================================================================================
                                                           LEHMAN BROTHERS
                                                FU - LB Conduit 1997-C2 ** BLACK **

Records: 1
Balance: 2,596,569.58
Selection: Two-Time Transfer
====================================================================================================================================

Two-time transfers - Lehman Brothers Pool

------------------------------------------------------------------------------------------------------------------------------------
Prospectus  Loan                                                                                       Original      Cut-off Date
#           #         Property Name                 Address                    City           State    Balance       Balance
------------------------------------------------------------------------------------------------------------------------------------
258         RB98      Wheaton Square Apartments     10866 Bucknell Drive       Wheaton        MD       2,600,000     2,596,570

------------------------------------------------------------------------------------------------------------------------------------
  Totals:                                                                                              2,600,000     2,596,570
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------
Prospectus    Mortgage                    Accrual
#             Rate          Maturity      Method
--------------------------------------------------
258           8.100         9/1/04        30/360

--------------------------------------------------
  Totals:     8.100         9/1/04        30/360
--------------------------------------------------

                                    EXHIBIT K

                   EXCEPTIONS TO CLAUSE XXXI OF SCHEDULE I

                                      None.

                                    EXHIBIT L

                  EXCEPTIONS TO CLAUSE XXXV(A) OF SCHEDULE I

                                      None.

                                    EXHIBIT M

                  EXCEPTIONS TO CLAUSE XXXV(B) OF SCHEDULE I

                              Pinole Vista Crossing

                                    EXHIBIT N

                  EXCEPTIONS TO CLAUSE XXXV(J) OF SCHEDULE I

                           Zinfandel Ranch Apartments
                             675 Avenue of Americas

                                    EXHIBIT O



                  EXCEPTIONS TO CLAUSE XXXV(L) OF SCHEDULE I

                             Best Western Pensacola
                           Zinfandel Ranch Apartments

                                    EXHIBIT P

                   EXCEPTIONS TO CLAUSE XLIII OF SCHEDULE I


===================================================================================================================================
                                                          LEHMAN BROTHERS                                               Page 1 of 1
                                                FU - LB Conduit 1997-C2 ** BLACK **                                Report: LOANSCHE
                                                                                                          FRI, NOV 21, 1997 1:33 PM
                                                                                                                Prepared by: SCHANG
No Engineering Within Last 18 months                                                                       S:\SCHANG\CONDUIT2\BLACK
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
Offer                                                                                                          Cut-off
Doc         Loan                                                                                  Original     Date        Mortgage
#           #         Property Name                Address                    City        State   Balance      Balance     Rate
-----------------------------------------------------------------------------------------------------------------------------------
55          QM24      Mountain View Apartments     22700 Lake Forest Drive    El Toro     CA      10,000,000   9,061,380   7.5000
-----------------------------------------------------------------------------------------------------------------------------------
  Totals:                                                                                         10,000,000   9,061,380
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------
Offer
Doc         Loan                    Accrual
#           #            Maturity    Method
--------------------------------------------
55          QM24         2001-08-01  30/360
--------------------------------------------



                                    EXHIBIT Q

                 EXCEPTIONS TO CLAUSE XLVII(A) OF SCHEDULE I


===================================================================================================================================
                                                          LEHMAN BROTHERS                                               Page 1 of 1
                                             FU - LB Conduit 1997-C2 *** FINAL BLACK ***                           Report: LOANSCHE
                                                                                                          MON, NOV 24, 1997 4:39 PM
                                                                                                                Prepared by: SCHANG
                                                                                                           S:\SCHANG\CONDUIT2\BLACK
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
Rite-Aid Loans - Lehman Brothers Pool

Prospectus   Loan
#            #       Property Name                            Address                City      State
-----------------------------------------------------------------------------------------------------------------------------------
310          RA67    A Rite-Aid Pharmacy - Manhattan Blvd.    810 Manhattan Blvd.    Toldeo    OH
314          RA62    A Rite-Aid Pharmacy - Sylvania Ave.      1012 Sylvania Ave.     Toledo    OH
325          RA61    A Rite-Aid Pharmacy - Main Street        212 Main Street        Toledo    OH

                    Cut-off
       Original     Date         Mortgage                   Accrual
#      Balance      Balance      Rate        Maturity       Method
------------------------------------------------------------------------------------------------------------------------------------
310    2,044,000    2,039,470    7.790       2017/07/17     30/360
314    2,008,000    2,003,550    7.790       2017/07/17     30/360
325    1,956,000    1,953,856    7.790       2017/09/17     30/360


                                    EXHIBIT R

                 EXCEPTIONS TO CLAUSE XLVII(B) OF SCHEDULE I


====================================================================================================================================
                                                           LEHMAN BROTHERS
                                            FU - LB Conduit 1997-C2 *** FINAL BLACK ***
====================================================================================================================================

Rite-Aid Loans - Lehman Brothers Pool
------------------------------------------------------------------------------------------------------------------------------------
Prospectus  Loan                                                                                          Original      Cut-off Date
#           #      Property Name                               Address                 City      State    Balance       Balance
------------------------------------------------------------------------------------------------------------------------------------
310         RA67   A Rite-Aid Pharmacy - Manhattan Blvd.       810 Manhattan Blvd.     Toldeo    OH       2,044,000     2,039,470
314         RA62   A Rite-Aid Pharmacy - Sylvania Ave.         1012 Sylvania Ave.      Toledo    OH       2,008,000     2,003,550
325         RA61   A Rite-Aid Pharmacy - Main Street           212 Main Street         Toledo    OH       1,956,000     1,953,856
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          6,008,000     5,996,876
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
Prospectus    Mortgage                      Accrual
#             Rate          Maturity        Method
---------------------------------------------------
310           7.790         2017-07-01      30/360
314           7.790         2017-07-01      30/360
325           7.790         2017-09-01      30/360
---------------------------------------------------

                                    EXHIBIT S

                 EXCEPTIONS TO CLAUSE XLVII(C) OF SCHEDULE I



====================================================================================================================================
                                                           LEHMAN BROTHERS
                                              FU - LB Conduit 1997-C2 ** FINAL BLACK **
====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Original         Cut-off Date
Property Name                          Address                           City             State    Balance          Balance
-----------------------------------------------------------------------------------------------------------------------------------
Rite Aid Pharmacy - Manhattan Blvd.    810 Manhattan Blvd.               Toledo           OH       2,044,000        2,039,470
Rite Aid Pharmacy - Sylvania Ave.      1012 Sylvania Ave.                Toledo           OH       2,008,000        2,003,550
Rite Aid Pharmacy - Main Street        212 Main Street                   Toledo           OH       1,956,000        1,953,856
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   6,008,000        5,996,876
-----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------
                                           Mortgage                        Accrual
Property Name                              Rate           Maturity         Method
----------------------------------------------------------------------------------
Rite Aid Pharmacy - Manhattan Blvd.        7.7900         2017-07-01       30/360
Rite Aid Pharmacy - Sylvania Ave.          7.7900         2017-07-01       30/360
Rite Aid Pharmacy - Main Street            7.7900         2017-07-01       30/360
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------




==================================================================================

                                    EXHIBIT T

                 EXCEPTIONS TO CLAUSE XLVII(D) OF SCHEDULE I


====================================================================================================================================
                                                           LEHMAN BROTHERS
                                            FU - LB Conduit 1997-C2 *** FINAL BLACK ***
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Offer
Doc         Loan                                                                                          Original      Cut-off Date
#           #      Property Name                               Address                 City      State    Balance       Balance
------------------------------------------------------------------------------------------------------------------------------------
310         RA67   A Rite-Aid Pharmacy - Manhattan Blvd.       810 Manhattan Blvd.     Toldeo    OH       2,044,000     2,039,470
314         RA62   A Rite-Aid Pharmacy - Sylvania Ave.         1012 Sylvania Ave.      Toledo    OH       2,008,000     2,003,550
325         RA61   A Rite-Aid Pharmacy - Main Street           212 Main Street         Toledo    OH       1,956,000     1,953,856
------------------------------------------------------------------------------------------------------------------------------------
    Totals:                                                                                               6,008,000     5,996,876
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------
Offer
Doc           Mortgage                      Accrual
#             Rate          Maturity        Method
---------------------------------------------------
310           7.7900        2017-07-01      30/360
314           7.7900        2017-07-01      30/360
325           7.7900        2017-09-01      30/360
---------------------------------------------------

                                    EXHIBIT U

                 EXCEPTIONS TO CLAUSE XLVII(U) OF SCHEDULE I


====================================================================================================================================
                                                           LEHMAN BROTHERS
                                            FU - LB Conduit 1997-C2 *** FINAL BLACK ***
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Offer
Doc         Loan                                                                                          Original      Cut-off Date
#           #      Property Name                               Address                 City      State    Balance       Balance
------------------------------------------------------------------------------------------------------------------------------------
310         RA67   A Rite-Aid Pharmacy - Manhattan Blvd.       810 Manhattan Blvd.     Toldeo    OH       2,044,000     2,039,470
314         RA62   A Rite-Aid Pharmacy - Sylvania Ave.         1012 Sylvania Ave.      Toledo    OH       2,008,000     2,003,550
325         RA61   A Rite-Aid Pharmacy - Main Street           212 Main Street         Toledo    OH       1,956,000     1,953,856
------------------------------------------------------------------------------------------------------------------------------------
     Totals:                                                                                              6,008,000     5,996,876
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------
Offer
Doc           Mortgage                      Accrual
#             Rate          Maturity        Method
---------------------------------------------------
310           7.7900        2017-07-01      30/360
314           7.7900        2017-07-01      30/360
325           7.7900        2017-07-01      30/360
---------------------------------------------------

                                    EXHIBIT V

                 EXCEPTIONS TO CLAUSE XLVII(G) OF SCHEDULE I


====================================================================================================================================
                                                           LEHMAN BROTHERS
                                            FU - LB Conduit 1997-C2 *** FINAL BLACK ***
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Offer
Doc         Loan                                                                                          Original      Cut-off Date
#           #      Property Name                               Address                 City      State    Balance       Balance
------------------------------------------------------------------------------------------------------------------------------------
310         RA67   A Rite-Aid Pharmacy - Manhattan Blvd.       810 Manhattan Blvd.     Toldeo    OH       2,044,000     2,039,470
314         RA62   A Rite-Aid Pharmacy - Sylvania Ave.         1012 Sylvania Ave.      Toledo    OH       2,008,000     2,003,550
325         RA61   A Rite-Aid Pharmacy - Main Street           212 Main Street         Toledo    OH       1,956,000     1,953,856
------------------------------------------------------------------------------------------------------------------------------------
     Totals:                                                                                              6,008,000     5,996,876
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------
Offer
Doc           Mortgage                      Accrual
#             Rate          Maturity        Method
---------------------------------------------------
310           7.7900        2017-07-01      30/360
314           7.7900        2017-07-01      30/360
325           7.7900        2017-07-01      30/360
---------------------------------------------------

                                    EXHIBIT W

                 EXCEPTIONS TO CLAUSE XLVII(H) OF SCHEDULE I

                                    EXHIBIT X

                 EXCEPTIONS TO CLAUSE XLVII(I) OF SCHEDULE I


====================================================================================================================================
                                                           LEHMAN BROTHERS
                                            FU - LB Conduit 1997-C2 *** FINAL BLACK ***
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Offer
Doc         Loan                                                                                          Original      Cut-off Date
#           #      Property Name                               Address                 City      State    Balance       Balance
------------------------------------------------------------------------------------------------------------------------------------
310         RA67   A Rite-Aid Pharmacy - Manhattan Blvd.       810 Manhattan Blvd.     Toldeo    OH       2,044,000     2,039,470
314         RA62   A Rite-Aid Pharmacy - Sylvania Ave.         1012 Sylvania Ave.      Toledo    OH       2,008,000     2,003,550
325         RA61   A Rite-Aid Pharmacy - Main Street           212 Main Street         Toledo    OH       1,956,000     1,953,856
------------------------------------------------------------------------------------------------------------------------------------
     Totals:                                                                                              6,008,000     5,996,876
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------
Offer
Doc           Mortgage                      Accrual
#             Rate          Maturity        Method
---------------------------------------------------
310           7.7900        2017-07-01      30/360
314           7.7900        2017-07-01      30/360
325           7.7900        2017-07-01      30/360
---------------------------------------------------

                                    EXHIBIT Y

                 EXCEPTIONS TO CLAUSE XLVII(J) OF SCHEDULE I


====================================================================================================================================
                                                           LEHMAN BROTHERS
                                            FU - LB Conduit 1997-C2 *** FINAL BLACK ***
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Offer
Doc         Loan                                                                                          Original      Cut-off Date
#           #      Property Name                               Address                 City      State    Balance       Balance
------------------------------------------------------------------------------------------------------------------------------------
310         RA67   A Rite-Aid Pharmacy - Manhattan Blvd.       810 Manhattan Blvd.     Toldeo    OH       2,044,000     2,039,470
314         RA62   A Rite-Aid Pharmacy - Sylvania Ave.         1012 Sylvania Ave.      Toledo    OH       2,008,000     2,003,550
325         RA61   A Rite-Aid Pharmacy - Main Street           212 Main Street         Toledo    OH       1,956,000     1,953,856
------------------------------------------------------------------------------------------------------------------------------------
     Totals:                                                                                              6,008,000     5,996,876
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------
Offer
Doc           Mortgage                      Accrual
#             Rate          Maturity        Method
---------------------------------------------------
310           7.7900        2017-07-01      30/360
314           7.7900        2017-07-01      30/360
325           7.7900        2017-07-01      30/360
---------------------------------------------------

                                    EXHIBIT Z

                            LIST OF LEASE GUARANTORS

                                    EXHIBIT Z

                            List of Lease Guarantors

                              Rite Aid Corporation
                              Office Depot
                              Circuit City
                              Hartford Fire
                              Kmart
                              Eckerd
                              Eckerd
                              Walgreen
                              Albertson's, Inc.
                              Barnes & Noble, Inc.
                              Pep Boys
                              Thrifty-Payless